Securities Act File No. 333-174926

ICA No.  811-22549

As filed with the Securities and Exchange Commission on June 16, 2011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

                                                      Pre-Effective Amendment No.    1

                                           ☒

                                                       Post-Effective Amendment No. _____

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No.

(Check Appropriate Box or Boxes)

Northern Lights Fund Trust II

(Exact Name of Registrant as Specified in Charter)

4020 South 147th Street

Omaha, NE 68137

Attention:  Brian Nielsen

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Alston & Bird, LLP 950 F Street NW Washington, D. D. 20004 (202) 239-3346	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2616

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

(  )

immediately upon filing pursuant to paragraph (b).

(  )

on (date) pursuant to paragraph (b).

(  )

60 days after filing pursuant to paragraph (a)(1).

(  )

on (date) pursuant to paragraph (a)(1).

(  )

75 days after filing pursuant to paragraph (a)(2).

(  )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant hereby elects to register an indefinite number of shares of Registrant and any series thereof hereinafter created.

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated [       ], 2011

Alternative Strategies Mutual Fund

Class I Shares (Symbol: AASFX)

Class A Shares (Symbol: AASAX)

Prospectus

July 1, 2011

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Alternative Strategies Mutual Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

SUMMARY SECTION

INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

OVERVIEW: THE MANAGER OF MANAGERS APPROACH

INVESTMENT OBJECTIVE

PRINCIPAL INVESTMENT STRATEGIES

GENERAL INVESTMENT POLICIES OF THE FUND

PRINCIPAL RISKS OF INVESTING IN THE FUND

PORTFOLIO HOLDINGS INFORMATION

MANAGEMENT OF THE FUND

THE ADVISOR

THE SUB-ADVISORS

PORTFOLIO MANAGERS

SHAREHOLDER INFORMATION

CHOOSING A SHARE CLASS

MORE ABOUT CLASS A SHARES

SHARE PRICE

HOW TO PURCHASE SHARES

HOW TO REDEEM SHARES

REDEMPTION FEE

TOOLS TO COMBAT FREQUENT TRANSACTIONS

OTHER FUND POLICIES

DISTRIBUTION OF FUND SHARES

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

TAX CONSEQUENCES

FINANCIAL HIGHLIGHTS

PRIVACY NOTICE

Summary Section

Investment Objective.  The investment objective of the Alternative Strategies Mutual Fund (the “Fund”) is long-term capital appreciation with low correlation to broad market indices.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 21 of this Prospectus and under “Purchase and Redemption of Fund Shares – Sales Charge on Class A Shares” beginning on page B-48 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.95%	1.95%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (including Dividends on Short Positions and Remainder of Other Expenses) (1)	1.69%	1.69%
Acquired Fund Fees and Expenses (2)	0.17%	0.17%
Total Annual Fund Operating Expenses	4.06%	3.81%
Fee Waiver/Expense Reimbursement	(0.43)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (3)	3.63%%	3.39%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which do not include Acquired Fund Fees and Expenses.

(3) Pursuant to an operating expense limitation agreement between Ascentia Capital Partners, LLC (the “Advisor”) and the Fund, the Advisor has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.75%, and 2.50% of the Fund’s average net assets, for Class A and Class I shares, respectively, through August 31, 2012, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Fund for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$919	$1,66	$2,462	$4,528
Class I	$342	$1,083	$1,887	$3,982

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategies.  The Advisor is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund.  The Advisor believes that the Fund’s investment reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund using a “manager of managers” approach.  The Advisor selects and oversees multiple sub-advisors who manage separate segments of the Fund’s portfolio using distinct, complimentary, investment styles.

To achieve its investment objective the Fund primarily invests in a variety of securities, including exchange-traded funds (“ETFs”) that are used to implement multiple alternative investment strategies in the Fund.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. companies, convertible securities, equity swaps and foreign securities.  A long position is the purchase of an investment with the expectation that it will rise in value.  A short position is the sale of a borrowed investment with the expectation that it will decline in value.  The Fund may have up to 50% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities in emerging markets.  The Fund is generally not constrained among the other types of equity securities in which it may invest.  The Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value).  The Fund may invest up to 50% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets as well as equity swap transactions.  The Fund uses derivative investments to increase the potential return on an investment, otherwise known as “leverage.”  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

The Fund combines the attributes of alternative investment strategies with the shareholder features of a mutual fund.  The Advisor and sub-advisors determine whether to buy or sell an investment for the Fund’s portfolio by applying the following strategies:

•

Long/Short Equity Strategies.  Long/Short equity strategies consists of equity strategies that combine core long holdings of equities with short sales of stock or stock index options.  Additionally, the long/short strategy may utilize securities that seek to track indexes on markets, sectors, and/or industries to hedge against potential adverse movements in security prices.  There are multiple versions of this core strategy category that can be implemented in the Fund.  The basic long/short equity strategies generally increases net long exposure in bull markets and decreases net long exposure, or even may be net short, in a bear market.  The long/short equity strategies may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.

•

Market Neutral Strategies.  Market neutral strategies employ sophisticated quantitative techniques to analyze price data to ascertain information about future price movement and relationships between securities and select securities for purchase and sale.  These can include both factor-based and statistical arbitrage/trading strategies.  Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are either attractive or unattractive based upon these fundamental metrics, and which are typically paired as one long position and one short position in equal dollar amounts, so as to be market neutral when combined.  Statistical arbitrage/trading strategies are those which use statistical data, such as statistical measures of a security’s return and risk characteristics as their inputs instead of fundamental data to achieve the same dollar neutral strategy and objective.

•

Convertible Arbitrage Strategy.  The convertible arbitrage strategy involves purchasing interest-bearing convertible debentures and/or high yielding, convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing equity call options.  Current income is derived from coupon interest and preferred dividends received from the convertible securities held long.  Income is also generated from the rebate interest received from the proceeds of the short sale of common stock and/or any option premium.  Investment decisions are based upon the price relationships between convertible securities and their underlying stocks in the context of the current market environment.  Convertible hedge positions are purchased if they demonstrate a favorable risk/reward profile when analyzed against different market scenarios.

•

Event Driven/Merger Arbitrage Strategies.  Event driven/merger arbitrage strategies focus on positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities.  Investment themes are typically developed by the sub-advisor on fundamental characteristics, such as attractive valuations relative to competition and, with the realization of the theme resulting from an event associated with the company or security such as announced mergers that are friendly but yet to be consummated.  Merger arbitrage strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

•

International/Emerging Markets Strategies.  The international/emerging markets strategies seek to invest in securities of undervalued international companies, including ADRs that provide the Fund with exposure to businesses outside of the U.S. and that are attractively priced relative to their economic fundamentals.  Investments are selected using fundamental analysis of factors such as earnings, cash flows, and valuations based upon them, and are diversified among the economic and industry sectors in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) and Emerging Markets Index (“MSCI EM”).

•

Global Macro Strategies.  The global macro strategies consist of strategies that allocate capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally.  The objective of the global macro strategy is to remain current with primary market trends.  Global macro can be implemented with multiple disciplines, resulting in a blend of approaches to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns.  “Top down” investment themes and risk management are the focus of the global macro strategies.

•

Commodity and Currency Strategies.  The commodity and currency strategies category consists of strategies that combine long and short holdings of commodity and currency positions.  A strategy typically invests in listed financial and commodity futures markets and currency markets around the world.   Commodity and currency strategies use various investment processes and both technical and fundamental research to determine how individual commodity contracts are used, both long and short.  In addition to being specific strategies, commodity and currency strategies are often sub-sets of the Global Macro strategy, where these asset classes are used to express specific macro views in commodities and/or currencies that are part of a broader strategy.

•

Tactical Trading Strategies.  Tactical trading strategies are strategies that can change their exposures quickly and significantly and are typically shorter-term in nature.  These strategies are usually complimentary to medium and longer-term strategies, and are often used to help manage exposure and risk.  The overlay strategy designed by the Advisor may be used at times to mitigate long market exposure in risky asset classes in the Fund during adverse market conditions.  This strategy’s objective is to identify when markets are not trending upward and thus not productive for short-term exposure.  In this situation, this strategy is implemented and temporarily offsets the underlying exposure until market conditions improve.  Tactical trading strategies can be executed in many different ways, both long and short, use leverage, and be implemented with different securities types ranging from options and futures, to individual securities and ETFs.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•

Management Risk.  The risk that investment strategies employed by the Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•

General Market Risk.  The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

•

Strategy Risk.  The risk that investment strategies employed by the Advisor and sub-advisors in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•

Equity Market Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•

Leverage Risk.  The risk that leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities

•

Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•

Large-Cap Company Risk.  The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

•

Mid-Cap Company Risk.  The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•

Small- and Micro-Cap Company Risk.  The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•

Fixed Income Securities Risks.  Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  Fixed income securities are also subject to prepayment and credit risks.

•

High-Yield Debt Securities Risk.  The risk that high-yield debt securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher-grade debt securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy.

•

Short Sales Risk.  The risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•

Shares of Other Investment Companies Risk.  The risk that you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

•

Exchange-Traded Funds Risk.  The risk related to investing in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

•

Commodities Risk.  The risk that the price of securities and derivatives linked to commodity prices may not move in a manner similar to the broad commodity market.  Investments in companies involved in commodity-related businesses bear the risk that the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity.

•

Foreign Securities and Currency Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

•

Swap Agreement Risk.  The risk that a swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

•

Arbitrage Trading Risk.  The risk that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

•

Derivative Securities Risk.  The risk that the Fund’s use of derivatives will cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

•

Options and Futures Risk.  When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

•

High Portfolio Turnover Risk.  The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

•

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund.

Performance.  The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2010 compare with those of a broad measure of market performance.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Performance prior to July 2011, is the performance of the Alternative Strategies Mutual Fund, a series of the Trust for Professional Managers (the Predecessor Fund) Class A and Class I shares.   Updated performance information is available on the Fund’s website at www.ascentiafunds.com or by calling the Fund toll-free at 866-506-7390.

The Fund was reorganized on July 1, 2011 from a series of the Trust for Professional Managers, a Delaware statutory trust (the “Predecessor Fund”) to a series of Northern Lights Fund Trust II, also a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information below includes the performance of the Predecessor Fund.

Class I Shares1

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Fund’s Class I shares as of March 31, 2011 was 1.32%.  During the period shown in the bar chart, the best performance for a quarter was 6.86% (for the quarter ended June 30, 2009).  The worst performance was -6.27% (for the quarter ended March 31, 2009).

1 The returns shown in the bar chart are for Class I shares.  The performance of Class A shares will differ due to differences in expenses and sales load charges.

Average Annual Total Returns For the Periods Ended December 31, 2010	One Year	Since Inception (Class I: 3/3/2008); (Class A: 10/15/2008)
Class I Shares
Return Before Taxes	4.45%	1.06%
Return After Taxes on Distributions	3.72%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.02%	2.35%
Class A Shares
Return Before Taxes	-1.87%	0.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	22.57%	2.18%

After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.  After-tax returns are shown for only Class I shares.  After-tax returns for Class A shares will vary.

Investment Advisor and Sub-Advisors.  Ascentia Capital Partners, LLC serves as the Fund’s investment advisor.  Armored Wolf, LLC (“Armored Wolf”), DuPont Capital Management Corporation (“DCM”), Sage Capital Management, LLC (“Sage”), and Dunham & Associates Investment Counsel, Inc. (“DAIC”)   sub-advisors to serve as the Fund’s sub-advisors (collectively, the “Sub-Advisors”),  Research Affiliates, LLC also served as a sub-advisor to the Predecessor Fund, but will serve solely as a signal provider to the Fund’s advisor going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades.

Portfolio Managers.  The following individuals served as the Predecessor Fund’s portfolio managers and continue to serve as the Fund’s portfolio managers:

Portfolio Managers	Primary Title
John Brynjolfsson	Chief Investment Officer and Managing Director at Armored Wolf, and has managed the Predecessor Fund since 2010.

James P. Calhoun	Portfolio Manager of the Advisor, and has managed the Predecessor Fund since March 2011.

Rafi U. Zaman, CFA	Managing Director of Global Equities at DCM, and has managed the Predecessor Fund since 2009.
Peter deLisser	President and Senior Partner of Sage, and has managed the Predecessor Fund since 2008.
Karen Heston	Chief Investment Officer of Sage, and has managed the Predecessor Fund since 2008.
Michael C. Ippolito, CFA	Portfolio Manager and Senior Research Analyst of Sage, and has managed the Predecessor Fund since 2008.
James O’Shaughnessy Houssels	Portfolio Manager of the Advisor, and has managed the Predecessor Fund since 2009.
David Holmes	Chief Investment Officer at DAIC, and has managed the Predecessor Fund since 2009.

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (Alternative Strategies Mutual Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Omaha NE 68137 ), or by telephone at 866-506-7390.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Fund is $500 for IRAs and $2,500 for all other accounts, with a minimum investment of $500 for subsequent investments in all accounts.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Overview: The Manager of Managers Approach

The Advisor is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Fund.  The Advisor believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund.  Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Advisor intends to manage the Fund in a “manager of managers” approach by selecting and overseeing multiple Sub-Advisors who manage using a distinct investment style for a segment of the Fund’s assets (see “Management of the Fund – The Sub-Advisors,” below).  The Sub-Advisors selected by the Advisor adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification, as well as greater consistency of results.  Important elements of the Advisor’s oversight are the periodic rebalancing employed to ensure an appropriate mix of elements in the Fund, and ongoing evaluation of the Sub-Advisors to ensure they do not deviate from the stated investment objective or strategies.

Investment Objective

The Fund’s investment objective is long term capital appreciation with low correlation to broad market indices.

Principal Investment Strategies

The Fund is an open-end investment company that combines the attributes of alternative investment strategies with the shareholder features of a mutual fund.  All of the Fund’s investments are managed with the same disciplined, multi-strategy process.  The Fund will be managed using the following investment strategies:

•

Long/Short Equity Strategies

•

Market Neutral Strategies

•

Convertible Arbitrage Strategies

•

Event Driven/Merger Arbitrage Strategies

•

International/Emerging Markets Strategies

•

Global Macro Strategies

•

Commodity and Currency Strategies

•

Tactical Trading Strategies

To achieve its investment objective the Fund primarily invests in a variety of securities and financial instruments that are used to implement multiple alternative investment strategies in the Fund.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. companies, convertible securities, equity swaps and foreign securities.  A long position is the purchase of an investment with the expectation that it will rise in value.  A short position is the sale of a borrowed investment with the expectation that it will decline in value.  The Fund may have up to 50% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities in emerging markets.  The Fund is generally not constrained among the other types of equity securities in which it may invest.  The Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value).  The Fund may invest up to 50% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets as well as equity swap transactions.  The Fund uses derivative investments to increase the potential return on an investment, otherwise known as “leverage.”  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

At any time the Fund may allocate up to 100% of its assets among shares of different ETFs.  Each ETF share represents an undivided ownership interest in the portfolio of stocks held by an ETF, which are investment companies that acquire and hold either shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself or shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.  The Fund relies on Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”) that permits the Fund to invest in unaffiliated funds subject to certain guidelines including that the Fund (together with its affiliated funds) may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund.  Generally, Section 12(d)(1) of the 1940 Act (and the rules thereunder) restricts investments by registered investment companies in securities of other registered investment companies.  The acquisition of shares of an ETF by the Fund is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by any exemptive orders obtained by certain ETFs that permits registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with such ETFs regarding the terms of the investment.  Just as when they are acquired, ETFs are sold according to the implementation process of the specific investment strategy to which they pertain.  As the Fund has multiple investment strategies, ETFs could be associated with any one or more of those strategies, and thus could be purchased and/or sold at various times for a variety of reasons.  The Fund combines the attributes of alternative investment strategies with the shareholder features of a mutual fund.  The Advisor and Sub-Advisors determine whether to buy or sell an investment for the Fund’s portfolio by applying the following strategies:

Investment Strategies

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Long/Short Equity Strategies.  Long/Short equity strategies category is the largest of the alternative investment categories and can be executed in various ways.  The goal of the widely used fundamental approach is generally to invest in undervalued stocks and to sell short overvalued stocks, in an attempt to achieve absolute positive returns with less risk than the overall market.  Long/short strategies combine long holdings of equities with short sales of stock or stock index options.  Additionally, long/short strategies can utilize equity indexes or securities that seek to track indexes on markets, sectors, and/or industries to hedge against potential adverse movements in security prices, to seek enhanced returns or to implement the strategy.  Long/short portfolios may be anywhere from net long to net short depending on market conditions.  A traditional long/short strategy generally increases net long exposure in bull markets and decreases net long exposure, or even may be net short, in a bear market.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Stock index put options are also often used as a hedge against market risk.  Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  Equity hedge managers’ source of return is similar to that of traditional stock pickers on the upside, but they use short selling and hedging to attempt to outperform the market on the downside.  The long/short strategy may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.  An equity swap is a total return swap in which one “leg” of the swap is the total return of an individual stock, a basket of stocks or a stock index and may be structured to replicate both long and short positions in the underlying equities.  Accordingly, an equity swap does not represent ownership of the underlying equities, and brokerage commissions associated with buying stocks long and the borrowing costs associated with selling stocks short are avoided.  Equity swaps may be used to take advantage of their structure to replace individual equity or index holdings (both long and short), to achieve leveraged returns and to attempt to obtain favorable tax treatment whenever possible.  Leverage is achieved because no counterparty to the swap agreement is required to post the notional amount of the swap in cash or collateral.  However, the Advisor and the Sub-Advisors will mitigate the risk of leverage by segregating liquid assets to cover the Fund’s daily mark-to-market net obligation under equity swaps that provide for cash settlement.  By setting aside assets equal only to the net obligations due under cash-settled equity swaps, leverage may be employed to a greater extent than if it were necessary to segregate assets equal to the full notional value of equity swaps.  Since an equity swap is typically a negotiated agreement between two private counterparties, an equity swap may not be readily marketable and, therefore, illiquid (see “Principal Risks of Investing in the Fund - Swap Agreements Risk,” below).

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Market Neutral Strategies.  Market neutral strategies employ sophisticated quantitative techniques to analyze price data to ascertain information about future price movement and relationships between securities and select securities for purchase and sale.  These can include both factor-based and statistical arbitrage/trading strategies.  Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are either attractive or unattractive based upon these fundamental metrics, and which are typically paired as one long position and one short position in equal dollar amounts, so as to be market neutral when combined.  In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified.  Statistical arbitrage/trading strategies are those which use statistical data, such as statistical measures of a security’s return and risk characteristics as their inputs instead of fundamental data to achieve the same dollar neutral strategy and objective.

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Convertible Arbitrage Strategies.  The objective of convertible arbitrage strategies is to preserve capital while maximizing current income.  The convertible arbitrage strategy involves purchasing interest-bearing convertible debentures and/or high yielding, convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing an appropriate number of equity call options.  Current income is derived from the coupon interest and preferred dividends received from the convertible securities held long.  Income is also generated from the rebate interest received from the proceeds of the short sale of common stock and/or any option premium.  The investment and hedging process is typically systematic in nature.  Investment decisions are based upon the price relationships between convertibles and their underlying stocks in the context of the current market environment.  Since all convertibles are exchangeable into a fixed number of shares of common stock, the Advisor may be able to statistically quantify correlation of price movements between the convertible and its underlying equity.  Hedges can therefore be constructed to produce a market neutral performance outcome.  Convertible hedge positions are purchased if they demonstrate a favorable risk/reward profile when analyzed against different market scenarios.

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Event Driven/Merger Arbitrage Strategies.  Event driven/merger arbitrage strategies focus on positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to the most junior or subordinated, and frequently involve additional derivative securities.  Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.  Investment themes are typically developed by the Sub-Advisor on fundamental characteristics, such as attractive valuations relative to competition and, with the realization of the theme resulting from an event associated with the company or security such as announced mergers that are friendly but yet to be consummated.  Merger arbitrage strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.  Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur.  Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits.

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International/Emerging Markets Strategies.  International/emerging markets strategies are based on the premise that superior total returns can be achieved through a disciplined process of purchasing securities of undervalued international companies, including ADRs, that provide investors with exposure to leading businesses outside of the U.S. and that are currently very attractively priced relative to their economic fundamentals.  ADRs are certificates typically issued by a bank or trust company that represent one or more shares of a foreign stock, or a fraction of a share, and give their holders the right to obtain the securities issued by a foreign company that they represent.  Investments are selected using fundamental analysis of factors such as earnings, cash flows, and valuations based upon them, and are diversified among the economic and industry sectors in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) and Emerging Markets Index (“MSCI EM”).  The portion of the Fund’s assets allocated to this strategy may have a concentration or be fully exposed to emerging markets at any time.  An overlay strategy has been designed by the Advisor that works with international strategies by monitoring and periodically eliminating the primary market exposure of a strategy.  When the primary market exposure is unfavorable, as determined systematically by the overlay strategy, the Advisor will purchase protective put options equal in aggregate market exposure to the international strategy.  This hedge overlay strategy is designed to be run as a complement to the underlying international strategy, and be used only during adverse market periods to preserve capital by generally eliminating (hedge) market risk (beta) of the international strategy.

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Global Macro Strategies.  The global macro strategies consist of strategies that allocate capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally.  The objective of the global macro strategies is to remain current with primary market trends.  Global macro can be implemented with multiple disciplines, resulting in a blend of approaches to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns.  “Top down” investment themes and risk management are the focus of the global macro strategies to gain specific long and/or short exposure to global equity, fixed income, commodity, and currency markets.  The strategies are executed through security diversification, timeframe diversification, long/short investing, disciplined implementation, and both qualitative and quantitative analysis.  The Global Macro strategy is structured to take advantage of macro imbalances created by global inflation/deflation.  The strategy focuses on real asset strategies that are designed to generate attractive absolute, risk‐adjusted returns while providing an active hedge against the wealth destruction created by long-term inflationary trends.  Long and short commodity futures and options contracts or derivatives, including swap agreements, that contain them, inflation-linked government bonds (both foreign and domestic), and emerging market bonds are used in the implementation of the strategy.

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Commodity and Currency Strategies.  The commodity and currency strategies consist of strategies that combine long and short holdings of commodity and currency positions.  A strategy typically invests in listed financial and commodity futures markets and currency markets around the world.  Commodity and currency strategies use various investment processes and both technical and fundamental research to determine how individual commodity contracts are used, both long and short.  In addition to being specific strategies, commodity and currency strategies are often sub-sets of the Global Macro strategy, where these asset classes are used to express specific macro views in commodities and/or currencies that are part of a broader strategy.

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Tactical Trading Strategies.  Tactical trading strategies are strategies that can change their exposures quickly and significantly, and are typically shorter-term in nature.  These strategies are usually complimentary to medium and longer-term strategies, and are often used to help manage exposure and risk.  Tactical trading strategies can be executed in many different ways, both long and short, may use leverage, and be implemented with different securities types ranging from options and futures, to individual securities and ETFs.  The overlay strategy designed by the Advisor may be used at times to mitigate long market exposure in risky asset classes in the Fund during adverse market conditions.  This strategy’s objective is to identify when markets are not trending upward and thus not productive for short-term exposure.  In this situation, this strategy is implemented and temporarily offsets the underlying exposure until market conditions improve.  It is an incremental, systematic hedge overlay created to actively manage the net exposure (beta) in the Fund’s underlying International/Emerging Markets strategy.  The approach is a trend following model designed to identify when asset classes are unproductive.  When signals are generated by the model, which is run daily on the Fund’s aggregate asset class exposure, the strategy is applied in accordance with model signals and uses minimum variance hedge ratios to match the beta of the underlying asset class exposure with the beta of the trading strategy.  This hedge overlay trading strategy is implemented using current month, liquid futures contracts on multiple equity market indexes.

General Investment Policies of the Fund

Sub-Advisors.  To achieve the Fund’s investment objective, the Advisor will utilize Sub-Advisors with expertise in various types of investment strategies using a “manager of managers” approach.  As discussed in the “Overview” section of this Prospectus, the Sub-Advisors may use a variety of investment techniques to achieve the Fund’s investment objective.  These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.  The Advisor selects the Sub-Advisors for the Fund, subject to approval by the Board of Trustees, and allocates the assets of the Fund among the Sub-Advisors.  The Advisor reviews a wide range of factors in evaluating each Sub-Advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisors and assets under management.

Temporary or Cash Investments.   Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.  The principal risks of investing in the Fund are:

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund, including the “manager of managers” approach described in the “Overview” section of this Prospectus.  Your investment in the Fund varies with the effectiveness of the Advisor’s and Sub-Advisors’ research, analysis and asset allocation among portfolio securities.  If the investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Strategy Risk.  The Fund’s investment strategies may fail to produce the intended results.  There is no guarantee that the Fund’s investment strategies will succeed in limiting the Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.  Certain of the Fund’s investment strategies involve complex securities and transactions that involve risks different from those involved with direct investments in equity securities.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Leverage Risk.  The Fund may engage in transactions that give rise to leverage, including, without limitation, transactions involving derivatives, in which adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  The Advisor and the Sub-Advisors will mitigate leverage risk by segregating liquid assets or otherwise covering transactions that may give rise to leverage risk.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Convertible Securities Risk.  The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Advisor or Sub-Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small- and Micro-Cap Company Risk.  Generally, small- and micro-cap, and less seasoned companies, have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Advisor or Sub-Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  An investment in the Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Short Sales Risk.  Short sale strategies involve greater risk than “long” investment strategies.  Short selling may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale, and the Fund was unable to borrow the securities from other securities lenders.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale.  In addition, the Fund will incur certain transaction fees associated with short selling.  Short sale strategies are often characterized as a form of leveraging or speculative investments.  Although the Advisor uses speculative investment strategies, there is no assurance that these strategies will protect against losses or perform better than non-speculative strategies.  The Advisor will use both speculative and non-speculative short-sale strategies.  The use of short sales is an effort by the Fund to protect against losses due to general movements in market prices.  However, no assurance can be given that such strategies will be successful or that consistent positive returns will be achieved.  The Board of Trustees continuously monitors the Fund’s short positions to ensure the Fund’s compliance with regulatory requirements in the best interest of shareholders.

Other Investment Companies Risk.  Section 12(d)(1) of the 1940 Act (and rules thereunder) generally prohibits the Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  The acquisition of shares of an ETF by the Fund is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by any exemptive orders obtained by certain ETFs that permits registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with such ETFs regarding the terms of the investment.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Fixed Income Securities Risks.  Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.  Fixed income securities are generally subject to credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Debt Securities Risk.  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a Nationally Recognized Statistical Rating Organization.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Foreign Securities and Currency Risk.  To the extent that the Fund invests in securities of foreign companies, including ADRs, your investment is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition to developed markets, the Fund’s investments in foreign securities may include investments in securities of companies in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Swap Agreements Risk.  The Fund may enter into equity swap agreements as a principal investment strategy, and interest rate, index and currency rate swap agreements as a non-principal investment strategy.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and will not have liquidity beyond the counterparty to the agreement.  In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  Under the supervision of the Board of Trustees, the Advisor will determine whether a swap agreement is illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; that is, not readily marketable.

Arbitrage Trading Risk.  The principal risk associated with the Fund’s arbitrage investment strategies is that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Derivative Securities Risk.  The Fund may invest in derivative securities, including futures contracts on stock and commodity indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options.  These are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Commodities Risk.  The risk that the price of securities and derivatives linked to commodity prices may not move in a manner similar to the broad commodity market.  Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses.  The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments and rapidly changing inflation expectations.

Options and Futures Risk.  The Fund may invest in options and futures contracts.  The Fund also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.  Under the supervision of the Board of Trustees, the Fund will determine whether investments in options and futures contracts are illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid: that is, not readily marketable.

High Portfolio Turnover Rate Risk. The Fund’s investment strategies may result in a turnover rate as high as or greater than 300%.  This could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

Tax Risk.  The Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund's shareholders.  The Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports for the Predecessor Fund are available by contacting the Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Omaha, NE 68137 or calling 866-506-7390.

Management of the Fund

The Advisor

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Ascentia Capital Partners, LLC, located at 5485 Kietzke Lane, Reno, NV 89511, under which the Advisor manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Advisor specializes in portfolio management with a specific emphasis on alternative investments that are designed to capture positive performance regardless of the stock market’s general direction.  The Advisor offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment advisor.  As of March 31, 2011, the Advisor manages approximately $37,322,839.00 million in assets.  Under the Advisory Agreement, the Fund compensates the Advisor for its investment advisory services at the annual rate of 1.95% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Advisor is responsible for managing the Fund in accordance with its investment objective and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisors.  The Advisor also maintains related records for the Fund.

The Advisor may invest the Fund’s assets in securities and other instruments directly.  The Advisor may exercise this discretion in order to invest the Fund’s assets pending allocation to a Sub-Advisor, to hedge the Fund against exposure created by a Sub-Advisor, or to modify the Fund’s exposure to a particular investment or market-related risk.  The Advisor may exercise this discretion over unallocated assets to invest the Fund’s assets directly and may reallocate to itself assets previously allocated to a Sub-Advisor.

Fund Expenses. The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding interest and tax expenses and acquired fund fees and expenses) do not exceed 2.75% and 2.50% of the Fund’s average net assets, for Class A and Class I shares respectively, through August 31, 2012, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s semi-annual report to shareholders dated August 31, 2011.

The Sub-Advisors

The Advisor, on behalf of the Fund, has entered into a sub-advisory agreement with each Sub-Advisor, and the Advisor compensates the Sub-Advisors out of the investment advisory fees it receives from the Fund.  Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below).  The Advisor oversees the Sub-Advisors for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Advisor’s adherence to its investment style.  The Board of Trustees supervises the Advisor and the Sub-Advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisors recommended by the Advisor.  The SEC has granted an exemptive order with respect to the Predecessor Fund, which extends to other registered investment companies advised by the Advisor, including the Fund, that permits the Advisor, subject to certain conditions, to terminate existing Sub-Advisors or hire new Sub-Advisors for the Fund, to materially amend the terms of particular agreements with Sub-Advisors or to continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.  Consequently, under the exemptive order, the Advisor has the right to hire, terminate and replace Sub-Advisors when the Board of Trustees and the Advisor feel that a change would benefit the Fund.  Within 90 days of retaining a new Sub-Advisor, shareholders of the Fund will receive notification of the change.  The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibiltiy to monitor and ovesee sub-advisory services furnished to the Fund, without shareholder approval.  Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval.

Not all of the Sub-Advisors listed for the Fund may be actively managing assets for the Fund at all times. To the extent that a Sub-Advisor is not actively managing assets for the Fund, the Fund may not be employing the investment style utilized by that Sub-Advisor to achieve its investment objective.  Subject to the oversight of the Board of Trustees, the Advisor may temporarily allocate Fund assets away from a Sub-Advisor.  Situations in which the Advisor may make such a determination include the level of assets in the Fund, changes in a Sub-Advisor’s personnel or a sub-advisor’s adherence to an investment strategy.

Armored Wolf, LLC

The Advisor has entered into a sub-advisory agreement with Armored Wolf, LLC (“Armored Wolf”) to manage a portion of the Fund’s assets using the Fund’s Global Macro Strategies.  Armored Wolf is located at 65 Enterprise, Aliso Viejo, California 92656 and is a registered investment adviser.  Armored Wolf is controlled by Mr. John Brynjolfsson, the firm’s chief investment officer.  Armored Wolf, which was established in 2008, offers investment advisory services and global perspective to investors.  As of March 31, 2011, Armored Wolf had approximately $670 million in assets under management.

DuPont Capital Management Corporation

The Advisor has entered into a sub-advisory agreement with DuPont Capital Management Corportation (“DCM”) to manage a portion of the Fund’s assets using the Fund’s international/emerging markets Strategies.  DCM is located at Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803.  DCM is a wholly owned subsidiary of the E.I. DuPont de Nemours Company, and is an independent registered investment advisor with a broadly diversified product offering.  DCM, which was established in 1975 and became a SEC registered investment advisor in 1993, offers investment advisory services and global perspective to institutional investors.  As of March 31, 2011, DCM had over $27  billion in assets under management.

Sage Capital Management, LLC

The Advisor has entered into a sub-advisory agreement with Sage Capital Management, LLC (“Sage Capital”) to manage a portion of the Fund’s assets using the convertible arbitrage strategy.  Sage Capital is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment advisor.  Sage Capital manages a variety of domestic limited partnership funds that are open to both individual and institutional investors and a number of separately managed accounts.  Sage Capital was founded in 1988 for the purpose of investing client capital in convertible securities, both on a strategic directional and arbitrage basis.  As of March 31, 2011, Sage Capital managed over $165  million in assets.

Dunham & Associates Investment Counsel, Inc.

The Advisor has entered into a sub-advisory agreement with Dunham & Associates Investment Counsel, Inc. (“DAIC”) to manage a portion of the Fund’s assets using the international/emerging markets strategies.  DAIC is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121, and is a registered investment advisor.  DAIC is also a registered broker-dealer under the Securities Exchange Act of 1934, as amended.  DAIC is wholly owned by Dunham & Associates Holdings, Inc. (“Dunham Holdings”).  Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings.  DAIC, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds.  As of March 31, 2011, DAIC managed over $722 million in individual separate accounts assets and in DAIC sponsored mutual funds.

Research Affiliates, LLC also served as a sub-advisor to the Predecessor Fund, but will serve solely as a signal provider to the Fund’s advisor going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades.

Portfolio Managers

Advisor

James Calhoun  and James O’Shaughnessy Houssels are members of the Investment Committee that is responsible for the day-to-day management of the segment of the Fund’s portfolio managed by the Advisor, as well as to provide oversight of the Fund’s portfolio managed by the Sub-Advisors.  Mr. Lowden is the primarily portfolio manager of the Fund.

James P. Calhoun joined the Advisor in 2008.  He has over 6 years of experience in investment management as well as extensive experience in the quantitative, fundamental and technical aspects of the securities markets with a specific emphasis on alternative portfolio management.  He is a member of the Investment Committee and participates in the development and communication of the firm’s investment strategy, as well as client asset allocations and investment recommendations.  Mr. Calhoun has a Bachelor of Science Degree in Business Administration with majors in Finance and Economics from the University of Nevada, Reno.   His degree emphasized Derivatives and Risk Management, International Finance and Foreign Exchange, Portfolio Management and Optimization, Corporate Valuation and Forecasting, Alternative Investment Strategies, Econometrics, Macro Economics, Micro Economics, and Statistics.  Prior to joining the Advisor Mr. Calhoun worked with GMH Capital Partners managing real-estate investments from 2004 to 2007, and Equitas Capital from 2003 to 2004.  Mr. Calhoun is a CFA Level II candidate.

James O’Shaughnessy Houssels is a portfolio manager of the Advisor (since June 2009) and is also a Managing Member and registered investment adviser representative of Wealth Management Associates, LLC (since 2002) which serves as the backbone of his family office and is the sole investment advisor to the Houssels Family Limited Partnership.  Mr. Houssels has a Bachelor’s Degree from the University of Nevada, Las Vegas.

Sub-Advisors

Armored Wolf, LLC

John Brynjolfsson is the Portfolio Manager and responsible for the day-to-day management of the segment of the Fund’s assets managed by Armored Wolf.  Mr. Brynjolfsson founded Armored Wolf in 2008, acts as Chief Investment Officer and Managing Director, and is a member of the firm’s Management and Investment Committees.  As Chief Investment Officer, he is responsible for overseeing all investment activity at Armored Wolf.  Mr. Brynjolfsson has over 20 years of investment experience and a background in risk management.  From 2003-2008, Mr. Brynjolfsson was the Managing Director at Pacific Investment Management Company, LLC (“PIMCO”), a registered investment adviser, where launched and grew PIMCO’s Real Return platform to approximately $80 billion before his departure in 2008.  In this role, Mr. Brynjolfsson ran PIMCO’s 2nd, 3rd, and 4th largest public funds which included the world’s largest commodities fund and two large inflation‐linked bond funds.  Mr. Brynjolfsson has written several books on the topic of inflation linked investing, and worked with the US Treasury to design the TIPS market in 1996.

DuPont Capital Management Corporation

Rafi U. Zaman, CFA, is the Portfolio Manager and is primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by DCM.  Mr. Zaman, Managing Director of Global Equities, directs and co-manages all equity groups, and joined DCM in 1998.  Mr. Zaman holds a B.S. Degree with honors in Mechanical Engineering from the REC Kurukshetra in India, an M.S. Degree in Industrial Engineering from Stanford University and is a CFA charterholder.

Sage Capital Management, LLC

Peter deLisser, Karen Heston and Michael C. Ippolito, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Sage Capital.  Mr. deLisser founded Sage Capital in 1988 and is the President and Senior Partner of the firm.  Ms. Heston is the Chief Investment Officer for Sage Capital and has been with the firm since 1993.  Mr. Ippolito serves as a Portfolio Manager and Senior Research Analyst for Sage Capital, and joined the firm in July of 1999.

Dunham & Associates Investment Counsel, Inc.

David Holmes is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by DAIC.  Mr. Holmes is Chief Investment Officer, and has been registered with DAIC since February 25, 2009.  Prior to joining DAIC, Mr. Holmes served as President and Chief Investment Officer of Adagio Capital Management, LLC (“Adagio”) and Adagio Trust Company from 2000 to February 2009.  While at Adagio, Mr. Holmes served as the Fund’s principal portfolio manager.  Mr. Holmes was a Vice President/Portfolio Manager for the Whittier Trust Company, an independent investment management company, from 1995 to 2000.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Shareholder Information

Choosing a Share Class

Description of Classes.  The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered two classes of shares – Class I shares and Class A shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

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Class I shares are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.

•

Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1.00% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.

If you exceed $1,000,000 in Class A shares, subsequent investments in Class A shares will not incur a sales charge, provided that your aggregate investment in Class A shares exceeds $1,000,000.  Class I shares may be purchased without the imposition of any sales charges.  The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs.  In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.

More About Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $500 for retirement plan accounts and $2,500 for all other accounts.  The minimum subsequent investment in Class A shares of the Fund is $100 for retirement plan accounts and $500 for all other accounts. The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges at its discretion.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	5.75%	6.10%	5.75%
$100,000 but less than $250,000	4.50%	4.71%	4.50%
$250,000 but less than $500,000	3.50%	3.63%	3.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.50%
$1,000,000 or more(2)	0.00%	0.00%	0.00%

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)

The Advisor shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

Reducing Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $ 50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

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Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

 Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

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Current and retired directors and officers of the Fund sponsored by the Advisor or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Advisor.

•

Employees of the Advisor and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

The Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.

Further information regarding the Fund’s sales charges, breakpoints and waivers is available free of charge on the Fund’s website:  www.ascentiafunds.com.  Click on “Breakpoints and Sales Loads.”

Share Price

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs, Class A and Class I shares.  The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund.

Purchase by Mail.  To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Alternative Strategies Mutual Fund” to:

Regular or Overnight Mail

Alternative Strategies Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Purchase by Wire.  If you wish to wire money to make an investment in the Fund, please call the Fund at 866-506-7390 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan.   You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 866-506-7390 for more information about the Fund's Automatic Investment Plan.  Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund's discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to "Alternative Strategies Mutual Fund."  The Fund will accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program.  The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•

full name;

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date of birth (individuals only);

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Social Security or taxpayer identification number; and

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permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 866-506-7390.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular or Overnight Mail

Alternative Strategies Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 866-506-7390. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 866-506-7390 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your Class A account balance falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;" and

•

Rejecting or limiting specific purchase requests, and

•

Rejecting purchases requests from certain investors, and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

Redemption Fee

Redemption Fee: The Fund will deduct a 2% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain the Fund's balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 2% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•

Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

Other types of redemptions as the Advisor or the Fund may determine in special situations and approved by the Fund's or the Advisor's Chief Compliance Officer.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;" and

•

Rejecting or limiting specific purchase requests, and

•

Rejecting purchases requests from certain investors, and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding.  To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 866-506-7390 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

Class A shares of the Fund may not be exchanged for Class I shares of the Fund.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 4020 South 147th Street, Omaha, NE 68137, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act.  Under the 12b-1 Plan, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders.  The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for each of the Class A and Class I shares.  The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.  The Fund is not currently implementing the Distribution Fee for the Class I shares of the Fund, and will give Class I shareholders 30 days’ prior written notice before implementing the Distribution Fee under the 12b-1 Plan.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and affiliates of the Advisor and Sub-Advisors, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance information for the fiscal period ended February 28, 2010 and for the fiscal year ended February 28, 2011.  The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single share of the Fund.  The total return in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions).  This information has been audited by the Predecessor Fund ’s auditor, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s annual report, which is available free of charge upon request.

Alternative Strategies Mutual Fund – Class I
Per Share Data for a Share Outstanding Throughout each Period

	Year Ended February 28, 2011	Year Ended February 28, 2010	Period Ended February 28, 2009 (1)

Net Asset Value, Beginning of Period	$12.74	$11.53	$13.00

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.11)	(0.13)	0.08
Net realized and unrealized gain (loss) on investments	0.67	1.34	(1.45)
Total from investment operations	0.56	1.21	(1.37)

Less distributions paid:
From net investment income	--	0.00 (6)	(0.10)
From net realized gain on investments	(0.31)	--	--
Total distributions paid	(0.31)	0.00 (6)	(0.10)
Paid-in capital from redemption fees	0.00 (6)	0.00 (6)	--
Net Asset Value, End of Period	$12.99	$12.74	$11.53
Total Return (3)	4.45%	10.51%	11.53%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$21,632	$30,183	$11,269

Ratio of expenses to average net assets:
Before wavier and expense reimbursement ((4)(5)	3.64%	3.95%	4.73%
After waiver and expense reimbursement (4)(5)	3.22%	3.05%	2.95%

Ratio of net investment income (loss) to average net assets :
Before waiver and expense reimbursement (5)	(1.33)%	(1.91)%	(1.11)%
After waiver and expense reimbursement (5)	(0.91)%	(1.01)%	0.67%

Portfolio turnover rate (3)	224.22%	438.22%	347.24%

(1)

Class I commenced operations on March 3, 2008.

(2)

Per share net investment income was calculated using average shares outstanding.

(3)

Not annualized for periods less than a full year.

(4)

The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 2.92% and 2.50%, 3.40% and 2.50%, and 4.54% and 2.76% for the year ended February 28, 2011, for the year ended February 28, 2010, and the period ended February 28, 2009, respectively.

(5)

Annualized for periods less than one year.

(6)

Less than a half cent per share.

Alternative Strategies Mutual Fund – Class A
Per Share Data for a Share Outstanding Throughout each Period

	Year Ended February 28, 2011	Year Ended February 28, 2010	Period Ended February 28, 2009 (1)

Net Asset Value, Beginning of Period	$15.25	$13.83	$15.00

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.18)	(0.21)	0.03
Net realized and unrealized gain (loss) on investments	0.80	1.63	(1.23)
Total from investment operations	0.62	1.42	(1.20)

Less distributions paid:
From net investment income	--	--	(0.09)
From net realized gain on investments	(0.31)	--	--
Total distributions paid	(0.31)	--	(0.09)
Paid-in capital from redemption fees	0.00 (6)	--	0.12
Net Asset Value, End of Period	$15.56	$15.25	$13.83
Total Return (3)	4.11%	10.27%	(7.19)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,352	$3,109	$377

Ratio of expenses to average net assets:
Before waiver and expense reimbursement (4) (5)	3.89%	4.23%	6.62%
After waiver and expense reimbursement (4) (5)	3.46%	3.33%	3.18%

Ratio of net investment loss to average net assets :
Before waiver and expense reimbursement (5)	(1.63)%	(2.28)%	(2.80)%
After waiver and expense reimbursement (5)	(1.21)%	(1.38)%	0.65%

Portfolio turnover rate (3)	224.22%	438.22%	347.24%

(1)

Class I commenced operations on November 5, 2008.

(2)

Per share net investment income was calculated using average shares outstanding.

(3)

Not annualized for periods less than a full year.

(4)

The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 3.18% and 2.75%, 3.65% and 2.75%, and 6.20% and 2.75% for the year ended February 28, 2011, for the year ended February 28, 2010, and the period ended February 28, 2009, respectively.

(5)

Annualized for periods less than one year.

(6)

Less than a half cent per share.

PRIVACY NOTICE

FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST II DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust II share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-506-7390

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does Northern Lights Fund Trust II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust II collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪     Affiliates from using your information to market to you

▪     Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust II does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust II does not jointly market.

Investment Advisor

Ascentia Capital Partners, LLC

5485 Kietzke Lane

Reno, Nevada 89511

Independent Registered Public Accounting Firm

Cohen Fund Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr.,

Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

 Alternative Strategies Mutual Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Predecessor Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Predecessor Fund’s performance during the Predecessor Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 866-506-7390, on the Fund’s website www.ascentiafunds.com or by writing to:

Alternative Strategies Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•

free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;

•

for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or

•

for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

   (The Trust’s SEC Investment Company Act file number is 811 -22549

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated [       ], 2011

HUNDREDFOLD FUNDS

PROSPECTUS August  , 2011

Hundredfold Select Alternative Fund

Service Class (SFHYX)

Hundredfold Select Global Fund

Service Class (SFGPX)

Hundredfold Select Equity Fund

Service Class (SFEOX)

450 Wireless Blvd

Hauppauge, New York 11788

www.HundredfoldSelect.com

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Hundredfold Select Alternative Fund

Investment Objective

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses of the Fund (1)	0.45%

Acquired Fund Fees and Expenses(2)	1.35%
Total Annual Fund Operating Expenses (3)	3.80%

(1)	Other expenses are contractually limited to 0.45%.
(2)	These expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3Year	5 Year	10 Year

Service Class	$ 382	$ 1161	$ 1958	$ 4036

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessors Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

Principal Investment Strategy

Hundredfold Advisors LLC (“Hundredfold” or the “Subadviser”) actively manages the Fund’s portfolio to invest in any combination of equity and fixed-income securities based on market conditions and trends and the Subadviser’s expectations and assessment of risks. (The term “Alternative” in the Fund’s name simply refers to the fact that the Subadviser may choose from among many investment alternatives.) Although the Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements exchange-traded funds (“ETFs ”), naked and covered options on such instruments, currencies, and other investment companies.  It may also seek exposure to securities of foreign issuers.

The Select Alternative Fund invests directly or indirectly in fixed-income securities without any restriction on maturity or creditworthiness, which primarily include government securities, asset-backed debt securities, mortgaged-backed securities and debt securities rated below investment grade, also known as “junk bonds”. The Fund invests in equity securities without consideration to any specific sector or market capitalization range. The Subadviser’s investment decisions are based on a variety of trading models and an analysis of the overall investment opportunities and risks among categories or sectors of equity and fixed-income securities or investment vehicles that represent pools of such securities, such as major market indices, investment companies and ETFs. The Subadviser’s strategy does not involve fundamental research and analysis of individual securities. The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund employs an aggressive management strategy that typically results in high portfolio turnover.

The Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions, directly or indirectly through ETFs, other investment companies and derivatives of equity and fixed-income securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in or purchase securities prior to or at the outset of upward trends for such securities and seeks to take  “short” positions in or sell securities prior to or early in downward trends in the value of such securities. There is no limit on the amount of the Fund’s assets that may be invested in derivative instruments or used to cover short positions. The Subadviser may reposition the Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Subadviser will employ leveraged investment techniques that allow the Fund to increase its exposure to the market during times when the Subadvsier anticipates a strong market trend. The Subadviser also may employ hedging strategies designed to reduce volatility and risk.

Principal Investment Risks

An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Fund’s adviser, Advisors Preferred LLC, LLC (“ Advisors Preferred” or the “Adviser”) can guarantee that the Fund will achieve its objective. (Collectively, the Subadviser and Advisors Preferred are referred to herein as “Advisers” in certain circumstances.) In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Credit Risk

The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. As a result, the Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s NAV to fluctuate.

High Portfolio Turnover Risk

The Fund may experience high portfolio turnover, which would involve correspondingly greater expenses to the Fund, as well as potentially adverse tax consequences, to the Fund’s shareholders from distributions of increased net short-term capital gains, and may adversely affect the Fund’s performance.

High-Yield Securities Risk

The Fund will invest a significant portion or all of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. High yield securities may have speculative characteristics. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result. Therefore, an investment in the Fund is subject to a higher risk of loss than an investment in a fund that may not invest in lower-rated securities.

Holding Cash Risk

The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Leverage Risk

The Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Fund and makes it more volatile. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.

Non-Diversification Risk

A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

Other Investment Companies Risk and ETFs Risk

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Prepayment Risk and Mortgage-Backed Securities Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser’s Investment Strategy Risk

The Subadviser has limited previous experience advising investment companies. The principal risk of investing in the Fund is that the Subadviser’s investment strategy will not be successful. While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied over time. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-5 year and since inception periods compare with those of a broad-based market index for the same periods. The S&P 500 Index shows how the Fund compared with the performance of a widely used securities index during the periods shown. The Barclays Capital U.S. Aggregate Bond Index shows how the performance of stocks compared with bonds during the same periods. Prior to June 11, 2007, the Fund pursued a different investment objective and strategy; therefore, performance results presented for periods prior to that date reflect the performance of the prior strategy. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance is available on the Fund’s website at www. HundredfoldSelect.com, or by contacting Northern Lights or Hundredfold or by calling the Fund toll-free at _____].

The Fund was reorganized on August 26, 2011 from a series of The Direxion Funds, a Massachusetts business trust (the “Select Alternative Predecessor Fund”) to a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Select Alternative Predecessor Fund and, therefore, the performance information includes performance of the Select Alternative Predecessor Fund.

Total Return for the Calendar Year Ended December 31*

*	Year-to-date total return as of March 31, 2011 for the Fund was 7.98%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 15.12% for the quarter ended June 30, 2009 and its lowest calendar quarter return was –5.37% for the quarter ended March 31, 2008.

Average Annual Total Returns (for the periods ended December 31, 2010)

					Since
					Inception
	1 Year		5 Years		(9/1/2004)

Hundredfold Select Alternative Fund
Return Before Taxes	11.06	%	7.22	%	5.97	%
Return After Taxes on Distributions	9.09	%	6.09	%	4.77	%
Return After Taxes on Distributions and Sale of Fund Shares	7.18	%	5.65	%	4.49	%
Barclays Capital U.S. Aggregate Bond Index	6.54	%	5.80	%	5.15	%
S&P 500 Index	15.06	%	2.29	%	4.17	%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAS”).

Management

Investment Adviser. Advisors Preferred LLC is the Fund’s investment adviser.  Advisors Preferred, LLC is a wholly-owned subsidiary of Ceros Financial Services, Inc., the Fund’s distributor.

Investment Subadviser. Hundredfold Advisors LLC is the Fund’s investment subadviser.

Portfolio Manager. Ralph J. Doudera, the investment manager for Hundredfold, has managed the Fund since its inception in September of 2004, under  supervision.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Hundredfold Select Alternative Fund,c/o Gemini Fund Services, LLC, 4020 S. 147th Street, Omaha, NE 68137, by wire transfer, by telephone at [_________} or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. IRA accounts are not eligible for telephone redemption privileges. The Fund accepts investment in the following minimum amounts:

	Minimum	Subsequent
	Initial Investment	Investment

Regular Accounts	$5,000	$1 000
Retirement Accounts	$5,000	$0

Any minimum initial or subsequent investment amounts may be waived at the Fund's discretion.

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hundredfold Select Global Fund

Investment Objective

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses of the Fund (1)	0.45%

Acquired Fund Fees and Expenses(2)	0.40%
Total Annual Fund Operating Expenses (3)	2.85%

(1)	Other expenses are contractually limited to 0.45%.
(2)	These expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3Year	5 Year	10 Year

Service Class	$ 288	$ 883	$ 1 504	$ 3176

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,317% of the average value of its portfolio. The Fund has a very high portfolio turnover due to its aggressive management strategy.

Principal Investment Strategy

Hundredfold Advisors LLC (“Hundredfold” or the “Subadviser”) actively manages the Fund’s portfolio by attempting to anticipate, and respond to, trends in markets in various countries and regions around the world. The Fund will invest directly in developed and emerging market countries in Europe, the Far East, the Middle East, Africa, Australia and Latin America. The Fund may invest in international equity and debt securities directly or indirectly through securities that invest in or are a derivative of international equity securities, primarily including futures contracts, swap agreements, exchange-traded funds (“ETFs”), naked and covered options on such instruments,  currencies and other investment companies. The Fund may invest directly in individual foreign securities or indirectly through American Depository Receipts (“ADRs”). Although the Fund may invest in domestic equity and debt securities, it will primarily invest in international equity and debt securities, including junk bonds.

The Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions in domestic and international securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in domestic or international securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell such securities prior to or early in downward trends in the value of such securities. The Subadviser will analyze the overall investment opportunities and risks among issuers in various countries, regions and market sectors of foreign securities or investment vehicles that represent pools of foreign securities, such as major market indices and ETFs. The Subadviser’s strategy does not involve fundamental research and analysis of individual equity securities. The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund employs an aggressive management strategy that typically results in high portfolio turnover.

The Subadviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. As a result, the Subadviser may reposition the Fund’s portfolio in response to market movements in an attempt to participate in a developing trend. The Subadviser also may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends in order to minimize the loss of capital appreciation that would occur with a “buy and hold” investment strategy. The Subadviser will likely engage in frequent trading of the Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends. In addition, the Subadviser will employ leveraged investment techniques that allow the Fund to gain greater exposure to target securities.

Principal Investment Risks

An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The Advisers cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Credit Risk

The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. As a result, the Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

Emerging Markets Risk

Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s NAV to fluctuate.

Foreign Securities Risk

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities.

High Portfolio Turnover Risk

The Fund may experience high portfolio turnover, which would involve correspondingly greater expenses to the Fund, as well as potentially adverse tax consequences, to the Fund’s shareholders from distributions of increased net short-term capital gains and may adversely affect the Fund’s performance.

High-Yield Securities Risk

The Fund will invest a significant portion or all of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result. Therefore, an investment in the Fund is subject to a higher risk of loss than an investment in a fund that may not invest in lower-rated securities.

Holding Cash Risk

The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Leverage Risk

The Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Fund and makes it more volatile. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.

Non-Diversification Risk

A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

Other Investment Companies and ETFs Risk

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser’s Investment Strategy Risk

The Subadviser has limited previous experience advising investment companies. The principal risk of investing in the Fund is that the Subadviser’s investment strategy will not be successful. While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied over time. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad-based market index for the same periods. The performance of the S&P 500 Index shows how the Fund compared with the performance of a widely used U.S. securities index during the period shown, while the MSCI World Index shows how the performance of a broad-based world index compared against a broad-based U.S. stock index during the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance is available on the Fund’s website at www. HundredfoldSelect. com, or by contacting Northern Lights or Hundredfold or by calling the Fund toll-free at _____].

The Fund was reorganized on August 26, 2011 from a series of The Direxion Funds, a Massachusetts business trust (the “Global Perspective Predecessor Fund”) to a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Global Perspective Predecessor Fund and, therefore, the performance information includes performance of the Global Perspective Predecessor Fund.

Total Return for the Calendar Year Ended December 31*

*	Year-to-date total return as of March 31, 2011 for the Fund was 8.26%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 17.57% for the quarter ended June 30, 2009 and its lowest calendar quarter return was –7.79% for the quarter ended March 31, 2009.

Average Annual Total Returns (for the periods ended December 31, 2010)

			Since
			Inception
	1 Year	5 Years	(9/27/2004)

Hundredfold Select Global Fund
Return Before Taxes	3.75%	4.18%	7.66%
Return After Taxes on Distributions	3.75%	1.91%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	2.44%	2.33%	5.28%
MSCI World Index	9.55%	0.35%	3.44%
S&P 500® Index	15.06%	2.29%	4.24%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA.

Management

Investment Adviser.  Advisors Preferred LLC is the Fund’s investment adviser. Advisors Preferred, LLC is a wholly-owned subsidiary of Ceros Financial Services, Inc., the distributor for the Funds.

Investment Subadviser.  Hundredfold Advisors LLC is the Fund’s investment subadviser.

Portfolio Manager.  Ralph J. Doudera, investment manager for Hundredfold, has managed the Fund since its inception in September of 2004, under supervision

Purchase and Sale of Fund Shares You may purchase or redeem Fund shares on any business day by written request via mail (Hundredfold Select Global Fund, c/o Gemini Fund services, LLC 4020 S. 147th Street, Omaha, NE 68137, by wire transfer, by telephone at [__________], or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. IRA accounts are not eligible for telephone redemption privileges. The Fund accepts investment in the following minimum amounts:

	Minimum	Subsequent
	Initial Investment	Investment

Regular Accounts	$5,000	$1,000
Retirement Accounts	$5,000	$0

Any minimum initial or subsequent investment amounts may be waived at the Fund's discretion.

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRA, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hundredfold Select Equity Fund

Investment Objective

The Fund seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses of the Fund (1)	0.45%

Acquired Fund Fees and Expenses(2)	0.23%
Total Annual Fund Operating Expenses (3)	2.68%

(1)	Other expenses are contractually limited to 0.45%.
(2)	These expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3Year	5 Year	10 Year

Service Class	$ 271	$ 832	$ 1 420	$ 3 012

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,447% of the average value of its portfolio. The Fund has a very high portfolio turnover due to its aggressive management strategy.

Principal Investment Strategy

Under normal market conditions, the Fund will invest at least 80% “ in equity securities or derivatives of such securities. The Fund invests in equity securities of any market capitalization, investment style, market sector or industry. The Fund may also seek exposure to securities of foreign issuers. Although the Fund may invest directly in equity securities, it may also invest in such securities indirectly through securities that invest in or are a derivative of equity securities, primarily including futures contracts, swap agreements, exchange-traded funds (“ETFs ”), naked and covered options on such instruments, currencies, and other investment companies. The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Hundredfold Advisors LLC (“Hundredfold” or the “Subadviser”) actively manages the Fund’s portfolio by attempting to anticipate, and respond to, trends in equity securities. The Subadviser will employ an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions of equity securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in or purchase equity securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell equity securities prior to or early in downward trends in the value of such securities. When the Subadviser believes it appropriate, the Subadviser will employ leveraged investment techniques that allow the Equity Fund to gain greater exposure to its target investments. The Fund employs an aggressive management strategy that typically results in high portfolio turnover.

The Subadviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. The Subadviser’s strategy does not involve fundamental research and analysis of individual equity securities. The Subadviser will analyze the overall investment opportunities and risks among categories or sectors of equity securities or investment vehicles that represent pools of equity securities, such as major market indices and ETFs. As a result, the Subadviser may reposition the Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Subadviser will likely engage in frequent trading of the Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends.

Principal Investment Risks

An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The Advisers cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Aggressive Investment Techniques Risk

The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk

The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Derivatives Risk

Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. As a result, the Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

Equity Securities Risk

Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s NAV to fluctuate.

Foreign Securities Risk

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities.

High Portfolio Turnover Risk

The Fund may experience high portfolio turnover, which would involve correspondingly greater expenses to the Fund, as well as potentially adverse tax consequences, to the Fund’s shareholders from distributions of increased net short-term capital gains and may adversely affect the Fund’s performance.

Holding Cash Risk

The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses, or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Leverage Risk

The Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Fund and makes it more volatile. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.

Non-Diversification Risk

A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

Other Investment Companies and ETFs Risk

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises — a result that is the opposite from traditional mutual funds.

Small- and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser’s Investment Strategy Risk

The Subadviser has limited previous experience advising investment companies. The principal risk of investing in the Fund is that the Subadviser’s investment strategy will not be successful. While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied over time. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one year, five year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance is available on the Fund’s website at www. HundredfoldSelect. com, or by contacting Northern Lights or Hundredfold or by calling the Fund toll-free at _____].

The Fund was reorganized on August 26, 2011 from a series of The Direxion Funds, a Massachusetts business trust (the “Equity Opportunity Predecessor Fund”) to a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Equity Opportunity Predecessor Fund and, therefore, the performance information includes performance of the Equity Opportunity Predecessor Fund.

Total Return for the Calendar Year Ended December 31*

*	Year-to-date total return as of March 31, 2011 for the Fund was 20.96%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 15.12% for the quarter ended September 30, 2008 and its lowest calendar quarter return was –10.07% for the quarter ended March 31, 2008.

Average Annual Total Returns (for the periods ended December 31, 2010 )

			Since
			Inception
	1 Year	5 Years	(10/11/2004)

Hundredfold Select Equity Fund
Return Before Taxes	10.50%	2.90%	4.22%
Return After Taxes on Distributions	10.50%	1.80%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	1.86%	2.95%
S&P 500® Index	15.06%	2.29%	3.94%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA.

Management

Investment Adviser. Advisors Preferred, LLC is the Fund’s investment adviser. Advisors Preferred, LLC is a wholly-owned subsidiary of Ceros Financial Services, Inc., the distributor for the Funds.

Investment Subadviser.  Hundredfold Advisors LLC is the Fund’s investment subadviser.

Portfolio Manager.  Ralph J. Doudera, investment manager for Hundredfold, has managed the Fund since its inception in October of 2004, under  supervision.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Hundredfold Select Equity Fund, c/o Gemini Fund services, LLC, 4020 S. 147th Street, Omaha, NE 68137, by wire transfer, by telephone at [__________], or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. IRA accounts are not eligible for telephone redemption privileges. The Fund accepts investment in the following minimum amounts:

	Minimum	Subsequent
	Initial Investment	Investment

Regular Accounts	$5,000	$1,000
Retirement Accounts	$5,000	$0

Any minimum initial or subsequent investment amounts may be waived at the Fund's discretion.

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information

ADDITIONAL DETAILS ABOUT THE FUNDS

This Prospectus relates to the Service Class shares of the Hundredfold Select Alternative Fund (the “Select Alternative Fund”), Hundredfold Select Global Fund (the “Global Fund”) and Hundredfold Select Equity Fund (the “Equity Fund”) (each a “Fund” and collectively “the Funds”). Advisors Preferred LLC serves as the Funds’ investment adviser and Hundredfold Advisors LLC serves as the Funds’ subadviser.

Events in the financial sector have resulted, and may result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. Government had taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets adversely affect many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Funds.

Hundredfold Select Alternative Fund

Portfolio Investment Strategy. The Subadviser actively manages the Select Alternative Fund’s portfolio to invest in any combination of equity and fixed-income securities based on market conditions and trends and the Subadviser’s expectations and assessment of risks. (The term “Alternative” in the Fund’s name simply refers to the fact that the Subadviser may choose from among many investment alternatives.) Within these securities, the Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions, directly or indirectly through ETFs, other investment companies and, as discussed later in this section, derivatives of equity and fixed-income securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in or purchase securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell securities prior to or early in downward trends in the value of such securities. There is no limit on the amount of the Select Alternative Fund’s assets that may be invested in the derivative instruments later discussed or used to cover short positions.

The Subadviser’s decisions are based on a variety of trading models and an analysis of the overall investment opportunities and risks among categories or sectors of equity and fixed-income securities or investment vehicles that represent pools of such securities, including major market indices, investment companies and ETFs. The Subadviser’s strategy does not involve fundamental research and analysis of individual securities. The Subadviser considers elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. The Subadviser may reposition the Select Alternative Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends.

The Subadviser will likely engage in frequent trading of the Select Alternative Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends. In addition, the Subadviser will employ leveraged investment techniques that allow the Select Alternative Fund to increase its exposure to the market during times when the Subadviser anticipates a strong market trend. The Subadviser also may employ hedging strategies designed to reduce volatility and risk.

Although the Select Alternative Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements, ETFs and other investment companies. The Select Alternative Fund also may invest in options contracts, options on futures contracts and financial instruments in baskets of equity or fixed income securities.

The Select Alternative Fund’s direct investments may include the following equity and fixed-income securities in any combination that the Subadviser believes appropriate:

•	High-yield bonds (“Junk Bonds”);
•	U.S. Treasury bonds and notes;
•	U.S. government-sponsored enterprises;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes and asset-backed securities;
•	Zero-coupon bonds;
•	Commercial paper and other money market instruments;
•	Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries;
•	Common stocks;
•	Preferred stocks; and
•	Convertible securities.

The Select Alternative Fund invests in fixed-income securities without any restriction on maturity or creditworthiness, which could range from government securities to Junk Bonds, which are debt securities rated below investment grade. With respect to the Select Alternative Fund’s investments in fixed-income securities, the Subadviser will lengthen and shorten the average dollar weighted maturity of the portfolio and make shifts in quality and sector distribution, according to the Subadviser’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the fixed-income market. The Select Alternative Fund invests in equity securities without consideration to any specific sector or market capitalization range.

Consistent with its investment strategy for temporary defensive purposes, up to 100% of the Select Alternative Fund’s assets may be invested in cash or cash equivalents. To earn income on available cash, a large portion or all of the assets of the Select Alternative Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. As a result of investing in cash and cash equivalents, the Select Alternative Fund may not achieve its investment objective.

The Select Alternative Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Hundredfold Select Global Fund

Portfolio Investment Strategy. The Subadviser actively manages the Global Fund’s portfolio by attempting to anticipate, and respond to, trends in markets in various countries and regions around the world, including emerging markets.  The Fund will invest in at least three different countries, and it will invest, under normal market conditions, at least 40% of its net assets outside the U.S. The Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions in domestic and international securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in domestic or international securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell such securities prior to or early in downward trends in the value of such securities.

The Subadviser considers elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. As a result, the Subadviser may reposition the Global Fund’s portfolio in response to market movements in an attempt to participate in a developing trend. The Subadviser also may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends in order to minimize the loss of capital appreciation that would occur with a “buy and hold” investment strategy. The Subadviser will likely engage in frequent trading of the Global Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends. In addition, the Subadviser employs leveraged investment techniques that allow the Global Fund to gain greater exposure to target securities.

The Subadviser analyzes the overall investment opportunities and risks among issuers in various countries, regions and market sectors of foreign securities or investment vehicles that represent pools of foreign securities, such as major market indices and ETFs. The Subadviser’s strategy does not involve fundamental research and analysis of individual equity securities.

Although the Global Fund may invest in domestic equity and debt securities, it primarily invests in international equity and debt securities, including Junk Bonds. In addition, the Global Fund may invest in foreign currencies. The Global Fund generally invests in such international equity and debt securities and foreign currencies indirectly through securities that invest in or are a derivative of international equity securities, primarily including futures contracts, swap agreements, ETFs and other investment companies. The Global Fund also may invest in options contracts, options on future contracts and financial instruments consisting of interest in baskets of international equity securities

The Global Fund may also invest directly in foreign currencies and individual foreign securities or indirectly through ADRs. The Global Fund primarily invests in developed and emerging countries in Europe, the Far East, the Middle East, Africa, Australia and Latin America. In addition, the Global Fund may invest in international equity securities representing any market capitalization, investment style, market sector or industry.

The Global Fund is not meant to provide diversified exposure to international securities. The Global Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Consistent with its investment strategy, up to 100% of the Global Fund’s assets may be invested in cash or cash equivalents. To earn income on available cash, a large portion or all of the assets of the Global Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. As a result of investing in cash and cash equivalents, the Global Fund may not achieve its investment objective.

Hundredfold Select Equity Fund

Portfolio Investment Strategy. The Subadviser actively manages the Equity Fund’s portfolio by attempting to anticipate, and respond to, trends in equity securities. The Subadviser will employ an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions of equity securities, and investing in cash or cash equivalents as a temporary defensive measure. The Subadviser seeks to take “long” positions in or purchase equity securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell equity securities prior to or early in downward trends in the value of such securities. When the Subadviser believes it appropriate, the Subadviser will employ leveraged investment techniques that allow the Equity Fund to gain greater exposure to its target investments.

The Subadviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends. The Subadviser’s strategy does not involve fundamental research and analysis of individual equity securities. The Subadviser will analyze the overall investment opportunities and risks among categories or sectors of equity securities or investment vehicles that represent pools of equity securities, such as major market indices and ETFs. As a result, the Subadviser may reposition the Equity Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends. The Subadviser will likely engage in frequent trading of the Equity Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends.

Under normal market conditions, the Equity Fund will invest at least 80%  of its net assets (plus any borrowing for investment purposes) in equity securities or derivatives of such securities. At times, for temporary defensive purposes, up to 100% of the Equity Fund’s portfolio may be invested in cash or cash equivalents. Although the Equity Fund may invest directly in equity securities, it may also invest in such securities indirectly through securities that invest in or are a derivative of equity securities, primarily including futures contracts, swap agreements, ETFs and other investment companies. Equity securities include common stocks, ADRs, preferred stock, convertible stock, warrants, and rights. The Equity Fund also may invest in options contracts, options on futures contracts, and financial instruments consisting of interests in baskets of equity securities.

The Equity Fund invests in equity securities of any market capitalization, investment style, market sector or industry. The Equity Fund also seeks exposure to securities of foreign issuers.

The Equity Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Consistent with its investment strategy for temporary defensive purposes, up to 100% of the Equity Fund’s assets may be invested in cash or cash equivalents. To earn income on available cash, a large portion or all of the assets of the Equity Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. As a result of investing in cash and cash equivalents, the Equity Fund may not achieve its investment objective.

PRINCIPAL RISK FACTORS

An investment in any of the Funds entails risk. The Funds could lose money, or their performance could trail that of other investment alternatives. Neither Hundredfold nor Advisors Preferred can guarantee that the Funds will achieve their objectives. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Funds. The table below provides the principal risks of investing in the Funds. Following the table, each risk is explained.

	Hundredfold Select	Hundredfold Select	Hundredfold Select
	Alternative Fund	Global Fund	Equity Fund
Aggressive Investment Techniques Risk	X	X	X
x
Asset-Backed Securities Risk	X
X
Counterparty Risk	X	X	X

Credit Risk	X	X

Depositary Risk	X	X	X

Derivatives Risk	X	X	X

Emerging Markets Risk	X	X	X

Equity Securities Risk	X	X	X

Foreign Securities Risk	X	X	X

High Portfolio Turnover Risk	X	X	X

High Yield Securities Risk	X	X

Holding Cash Risk	X	X	X

Interest Rate Risk	X

Leverage Risk	X	X	X

Non-Diversification Risk	X	X	X

Other Investment Companies and ETFs Risk	X	X	X

Prepayment Risk	X

Shorting Securities Risk	X	X	X

Small and Mid-Capitalization Companies Risk	X	X	X

Subadviser’s Investment Strategy Risk	X	X	X

  Aggressive Investment Techniques Risk

The Funds use investment techniques that may be considered aggressive, including investments in derivatives. Risks associated with derivative instruments such as futures contracts, swap agreements and options on securities, securities indices and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Select Alternative Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Counterparty Risk

The Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate, and credit default swap agreements, and structured notes. The Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Funds will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Funds may enter into swap agreements with a limited number of counterparties, and certain of the Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Risk

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Depositary Receipt Risk

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”). While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk

The Funds may invest long or short in derivatives, such as futures and swaps. Derivatives are instruments that derive their value from an underlying investment or group of investments. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correlate with the price movements of underlying securities or indices. As a result, the use of derivatives may expose the Funds to risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may not be a liquid market for a Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. Accordingly, the use of derivatives may result in large losses or smaller gains than otherwise would be the case. In addition, some derivative instruments are subject to counterparty risk.

Emerging Markets Risk

Investments in emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income. Emerging markets are generally more volatile than the markets of developed countries with more mature economies. Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Equity Securities Risk

A Fund may invest in publicly issued equity securities, including common stocks. Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which a Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Foreign Securities Risk

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

High Portfolio Turnover Risk

A Fund’s aggressive investment strategy has resulted in significant portfolio turnover far in excess of a typical mutual fund. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders from distributions to them of net gains realized on the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. See the Financial Highlights for the Funds’ portfolio turnover rates.

High-Yield Securities Risk

A Fund may invest in high-yield securities. Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High yield securities may have speculative characteristics. Additionally, due to the greater number of considerations involved in the selection of the fund’s securities, the achievement of the fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Holding Cash Risk

One of the Fund’s strategies is to hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. This usually occurs when broad markets are declining rapidly. The purpose of this strategy is to protect principal in falling markets. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and that the Fund will not be able to sell stocks quickly enough to avoid losses, or to reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Leverage Risk

Each Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Funds and makes them more volatile. The leveraged investment techniques that the Funds employ could cause investors in the Funds to lose more money in adverse environments.

Non-Diversification Risk

Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Funds are non-diversified, their NAVs and total returns may fluctuate more or fall further in times of weaker markets than a diversified mutual fund.

Other Investment Companies and ETFs Risk

Investments in the securities of other investment companies and ETFs, may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in an ETF’s shares at the most optimal time, adversely affecting the Fund’s performance.

Prepayment Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Shorting Securities Risk

A Fund may, from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indices. In general, when a Fund shorts securities, it borrows the securities from a broker and sells the borrowed securities. The Fund is obligated to deliver to the broker securities that are identical to the securities sold short and will be subject to the risk of loss, which may be significant, in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Fund from the short sale. A short sale involves the theoretically unlimited risk of an increase in the market price of the security, basket of securities or index sold short which, except in the case of a short sale “against the box,” would result in a theoretically unlimited loss. As a consequence, the Fund will lose value if and when the prices of particular securities, baskets of securities or indexes rises — a result that is the opposite from traditional equity mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

Small and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subadviser’s Investment Strategy Risk

The Subadviser has limited previous experience advising investment companies. The principal risk of investing in a Fund is that Hundredfold’s investment strategy will not be successful. While the Subadviser seeks to take advantage of investment opportunities for a Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund. The Subadviser will aggressively change a Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable a Fund to achieve its investment objective.

ABOUT YOUR INVESTMENT

Share Prices of the Funds

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

A Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, each Fund values foreign securities held by it at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the advisor or subadvisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Rule 12b-1 Fees

Each Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund may pay the Funds’ distributor an annual fee for distribution and shareholder servicing expenses up to 1.00% of the Fund’s average daily net assets attributable to Service Class shares.

The Fund's’ distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

 The Fund's distributor, its affiliates, and the Fund's advisor may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

How to Purchase Shares of the Funds

You may invest in the Service Class of the Funds through traditional investment accounts, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans or other products available from your Financial Advisor. Applications and descriptions of any service fees for retirement or other accounts are available from your Financial Advisor. In addition, the Funds may allow for purchases through an Automatic Investment Plan.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail

Hundredfold Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers

 You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to make an investment in a Fund, please call the Funds at [____] for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds' designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

 You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 ($1000 – subsequent investment purchases..see above) on specified days of each month into your established Fund account. Please contact the Funds at [___]  for more information about the Funds' Automatic Investment Plan.

Minimum Investment. The minimum initial and subsequent investments set forth below may be invested in as many of the Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $25,000 in all three of the Funds, you may allocate your initial investment as $15,000, $9,000 and $1,000.

	Minimum
	Initial	Subsequent
	Investment	Investment

Regular Accounts	$5,000	$500
Retirement Accounts	$1, 000	$0

The Adviser may waive these minimum requirements at its discretion. Contact your Financial Advisor for further information.

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Fund. The Funds will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed

 All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order

When making a purchase request, make sure your request is in good order.

"Good order" means your purchase request includes:

•

the name of the applicable Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the " the applicable Fund –

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Account Application that is sent to the Funds’ transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Retirement Plans

You may purchase shares of any Fund for your individual retirement plans. Please call the Funds at [______] for the most current listing and appropriate disclosure documentation on how to open a retirement account.

How to Exchange Shares of the Funds

You may exchange Service Class shares of each Hundredfold Fund for shares of any other Hundredfold Fund at the next determined NAV after receipt of your order in good form without any charges.

Exchanging Shares Purchased Through Your Financial Advisor. If your shares of the Funds were purchased through your Financial Advisor, initiate your exchange order by contacting your Financial Advisor.

Your Financial Advisor is responsible for placing orders promptly with the Funds. Financial Advisors may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each Financial Advisor also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your Financial Advisor’s rules and procedures, you should contact your Financial Advisor directly.

How to Redeem Shares  of the Funds

Redeeming Shares

 You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail

Hundredfold Funds c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Redemptions by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.  The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call [_____.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker

 If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. The Funds' transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan

 If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in a Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Fund at  [__________] for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent

Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Funds;

•

you request that a redemption be mailed to an address other than that on record with the Funds;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $ 2, 000 for non-qualified accounts, the Fund may notify you that, unless the account is brought up to at least $ 2, 000  within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $ 2, 000 due to a decline in NAV.

Special Situations: There are certain times when you may be unable to sell Service Class shares of a Fund or proceeds may be delayed.  This may occur during emergencies, unusual market conditions or when a Fund cannot determine the value of its assets or sell its holdings.  The Funds reserve the right to reject any purchase order or suspend offering of their shares.  Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.  The Funds may also refuse purchase requests from individuals or groups who have not been approved by the Funds’ Subadvisor.

Financial Intermediaries: Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Funds of such trade or trades before 4:00 p.m. Eastern time.  In particular, financial intermediaries that transact in shares of the Funds through the Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good order.   In practice, this means that a confirmation from a financial intermediary is not binding on the Funds.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have a right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is completed as soon as practical, ordinarily the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests; and

•

Reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the advisor, sub-advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds  nor the advisor or subadvisor will be liable for any losses resulting from rejected purchase orders. The advisor or subadvisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with a Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Funds intend to distribute substantially all of its net investment income and net capital gains annually in December.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds is required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning Funds shares.

DISTRIBUTION OF SHARES

Distributor: Ceros Financial Services, Inc., 1445 Research Boulevard, #530, Rockville, MD 20850, is the distributor for the shares of the Fund. Ceros Financial Services, Inc.is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Householding. To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at [_______] on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

ADDITIONAL INFORMATION

Management of the Funds

Advisors Preferred LLC (“Advisors Preferred”) provides investment services to the Funds.  It is located at 1445 Research Boulevard, # 530, Rockville, MD 20850. Rafferty Asset Management, LLC served as each Predecessor Fund’s investment adviser.  However, the sub-adviser to the Predecessor Funds, Hundredfold Advisors, LLC, continues in that capacity with respect to each of the Funds.

Under an investment advisory agreement (“Advisory Agreement”) between the Hundredfold Funds and Advisors Preferred, each Fund pays Advisors Preferred fees at an annualized rate of 1.00% of its average daily net assets.

Advisors Preferred has retained Hundredfold to serve as Subadviser to the Funds under an investment subadvisory agreement (“Subadvisory Agreement”). Hundredfold is located at 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452. Hundredfold was established in 2004 as a registered investment adviser under the Investment Advisers Act of 1940. Hundredfold was created by a not-for-profit foundation to receive as a contribution the professional services of Mr. Ralph J. Doudera and to sell those services to unrelated business entities. Hundredfold’s services are based on research and analysis generated by the portfolio manager, Mr. Doudera. Mr. Doudera’s history as an investment manager is discussed below. Mr. Doudera is not compensated for his research and analysis for Hundredfold.

Prior to the reorganization of each Predecessor Fund into the corresponding Hundredfold Fund on August 26, 2011 Hundredfold also served as subadvisor to each of the Predecessor Funds,

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement and Subadvisory Agreement will be  included in the Funds’ Annual Report to shareholders for the period ended August 31, 2011.

Hundredfold manages the Funds’ assets under the supervision of Advisors Preferred. Under the Subadvisory Agreement, Hundredfold directs the allocation of the Funds’ assets among various investment vehicles selected by Hundredfold. Advisors Preferred implements Hundredfold’s allocation decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information. Disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contacting the Hundredfold Funds c/o Gemini Fund Services LLC4020 South 147 Street, Omaha, NE 68137 or calling [       ].

Type of Transaction	Tax Treatment*

MASTER/FEEDER OPTION

A Fund may in the future operate under a master/feeder structure. This means that a Fund would be a “feeder” fund that attempts to meet its objective by investing all its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Advisors Preferred in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval. However, the Trustees’ approval will be given only if the investments in the master fund(s) is (are) in the best interests of each Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class shares of the Funds for the periods indicated. The Funds are each a continuation of the applicable Predecessor Fund, and, therefore, the financial information for each Fund include results of the corresponding Predecessor Fund.  The information shown below was audited by the Predecessor Fund’s auditor, whose report, along with the Predecessor Funds’ financial statements, are included in the Predecessor Funds’ Annual Report, which is available upon request. Certain information reflects financial results for a single Service Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Predecessor Fund (assuming reinvestment of all dividends and other distributions).

Year/ Period	NAV, Beginning of Year/ Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in NAV Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distributions	Total Distributions	NAV, End of Year/Period	Total Return (3)	Net Assets, End of Year/ Period (,000)	Total Expenses (1)	Net Expenses (1)	Net Investment Income (Loss) After Expense Reimburse-ment/ Recoup- ment (1)	Portfolio Turnover Rate (4)
Spectrum Select Alternative Fund
Year Ended August 31, 2010	$20.36	$0.36	$2.35	$2.71	$(0.87)	$__	$__	$(0.87)	$22.20	13.51%	$45,150	2.55%	2.55%	1.69%	192%
Year Ended August 31, 2009	18.33	0.50	2.00	2.50	(0.47)	__	__	(0.47)	20.36	14.09%	28,081	2.67%	2.59%	2.76%	297%
Year Ended August 31, 2008	20.02	0.33	(1.58)	(1.25)	(0.43)	(0.01)	__	(0.44)	18.33	(6.38%)	24,990	2.57%	2.57%	1.68%	127%
Year Ended August 31, 2007	19.54	0.57	0.76	1.33	(0.85)	__	__	(0.85)	20.02	6.93%	40,757	2.44%	2.44%	2.82%	260%
Year Ended August 31, 2006	19.96	0.50	0.34	0.84	(1.26)	__	__	(1.26)	19.54	4.53%	22,725	2.54%	2.54%	2.57%	898%
Spectrum Global Perspective Fund
Year Ended August 31, 2010	19.18	(0.06)	(0.24)	(0.30)	__ (5)	__	__	__ (5)	18.88	(1.55%)	49,021	2.55%	2.55%	(0.30%)	1,378%
Year Ended August 31, 2009	18.69	(0.02)	0.51	0.49	__ (5)	__ (5)	__ (5)	__ (5)	19.18	2.65%	61,305	2.52%	2.49%	(0.14%)	1,770%
Year Ended August 31, 2008	24.73	(0.16)	(1.48)	(1.64)	(0.84)	(3.56)	__	(4.40)	18.69	(8.96%)	79,849	2.38%	2.38%	(0.75%)	2,073%
Year Ended August 31, 2007	25.93	(0.03)	2.86	2.83	(0.34)	(3.69)	__	(4.03)	24.73	11.32%	110,764	2.24%	2.24%	(0.12%)	1,259%
Year Ended August 31, 2006	23.46	0.06	4.49	4.55	__	(2.08)	__	(2.08)	25.93	20.43%	115,420	2.23%	2.23%	(0.25%)	1,693%
Spectrum Equity Opportunity Fund
Year Ended August 31, 2010	17.79	(0.17)	0.36	0.19	(0.09)	__	__	(0.09)	17.89	1.06%	13,952	2.55%	2.55%	(0.91%)	1,447%
Year Ended August 31, 2009	17.90	(0.01)	(0.10)	(0.11)	__	__	__ (5)	__ (5)	17.79	(0.60%)	13,438	2.79%	2.72%	(0.09%)	1,485%
Year Ended August 31, 2008	21.24	(0.05)	(1.51)	(1.56)	(0.60)	(1.18)	__	(1.78)	17.90	(8.28%)	16,381	2.63%	2.63%	(0.27%)	1,617%
Year Ended August 31, 2007	21.43	(0.03)	1.48	1.45	(0.31)	(1.33)	__	(1.64)	21.24	6.91%	32,858	2.40%	2.40%	(0.14%)	1,347%
Year Ended August 31, 2006	21.85	0.03	0.77	0.80	__	(1.22)	__	(1.22)	21.43	3.85%	48,875	2.31%	2.31%	0.15%	2,310%

(1)

Annualized

(2)

Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(3)

All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(4)

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Predecessor Fund’s aggressive investment strategy may result in signficiant portfolio turnover to take advantage of anticipated changes in market conditions.

(5)

Amount is less than $0.01 per share.

PRIVACY NOTICE
FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST II DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust II share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-8XX-XXX-XXXX

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does Northern Lights Fund Trust II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust II collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪     Affiliates from using your information to market to you

▪     Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust II does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust II does not jointly market.

Hundredfold Funds

Advisor	Advisors Preferred, LLC 1445 Research Boulevard, #530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Boulevard, #530Rockville, MD 20850
Custodian	U. S. Bank N.A. 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212	Legal Counsel	Alston & Bird LLP 950 F Street NW Washington, D C 20004
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy, Suite 1100 Westlake, OH 44145

Additional information about the Funds is included in the Fund's’ Statement of Additional Information dated August ___, 2011 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's’ policies and management.  Additional information about the Predecessor Fund's investments will also be available in the Predecessor Funds’ Annual and Semi-Annual Reports to Shareholders.  In the Predecessor Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Predecessor Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Predecessor Funds’ Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call [__________].  You may also write to:

Hundredfold Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811- 22549

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated [       ], 2011

Two Oaks Diversified Growth and Income Fund

CLASS A SHARES:  [XXXX]

CLASS C SHARES: [XXXX]

PROSPECTUS

Dated

August 1, 2011

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete and representation to the contrary is a crime.

Two Oaks Diversified Growth and Income Fund

A series of Northern Lights Fund Trust II (the “Trust”)

FUND SUMMARY
INVESTMENT OBJECTIVE
FEES AND EXPENSES OF THE FUND
PRINCIPAL INVESTMENT STRATEGIES
PRINCIPAL INVESTMENT RISKS
PERFORMANCE
ADVISER
PORTFOLIO MANAGERS
PURCHASE AND SALE OF FUND SHARES
TAX INFORMATION
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
INVESTMENT OBJECTIVE
PRINCIPAL INVESTMENT STRATEGIES
PRINCIPAL INVESTMENT RISKS
TEMPORARY INVESTMENTS
PORTFOLIO HOLDINGS DISCLOSURE
INVESTMENT ADVISORY SERVICES
FUND MANAGER
PORTFOLIO MANAGERS
HOW SHARES ARE PRICED
HOW TO BUY AND SELL SHARES
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
HOW TO EXCHANGE SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
FINANCIAL HIGHLIGHTS
PRIVACY NOTICE

FUND SUMMARY

Investment Objective

The investment objective of the Two Oaks Diversified Growth and Income Fund (the “Fund”) is long-term growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional.

Shareholder Fees (fees paid directly from your investment)	CLASS A	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE	NONE
Redemption Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60
Distribution and/or Shareholder Servicing (12b-1) Fees	0.25%	1.00%
Other Expenses (1)	1.06%	%
Acquired Fund Fees and Expenses	0.02%	%
Total Annual Fund Operating Expenses	1.93%	%
Fee Waiver and Expense Reimbursements (2)	(0.72)%	%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.21%	%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) Pursuant to an operating expense limitation agreement between Two Oaks Management and the Acquiring Fund, the Advisor has agreed to reduce its fees and/or absorb expenses of the Acquiring Fund until at least May 27, 2013, to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Acquiring Fund will not exceed 1.21% of the daily average net asset value of Class A shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  Two Oaks Management is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Acquiring Fund expenses it paid.  Two Oaks Management is permitted to seek reimbursement from the Acquiring Fund for the prior three fiscal years, as long as the reimbursement does not cause the Acquiring Fund’s operating expenses to exceed the expense cap.

Example

This Example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$ 691	$ 1,011	$ 1,427	$ 2,585
CLASS C	$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 75% of the average value of the portfolio.

Principal Investment Strategies

The Fund invests principally in the following three asset classes: equity securities (including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries).  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.   Lower-rated securities are not considered investment grade, and are deemed to have the status of “junk bonds.” Using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions.  The Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes.  Individual securities are selected based on a process of statistical screening followed by fundamental analysis.  Those securities that are deemed fundamentally attractive are then put through a proprietary valuation process to determine at what price levels they would be deemed attractive to own.  The Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.  The Fund seeks to achieve long-term growth of capital through both income generation and capital appreciation.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Commodities Risk- Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.

Company Risk - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value.

Credit Risk - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

General Risk - There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks.  When you sell your Fund shares, they may be worth less than what you paid for them.

Government Risk - The U. S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Interest Rate Risk - The value of your investment may decrease when interest rates rise.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Junk Bond Risk-  Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk - The portfolio manager may select investments that decline in value, or allocate the fund’s investments to asset classes that do not perform well.

Prepayment Risk - The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

Real Estate Securities Risk - The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk.  In addition to the risks facing real estate securities, the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Sector Risk - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests m2re heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Small-Cap Risk - The Fund will invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies and may be less liquid.

Stock Market Risk - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.

Performance

The bar chart and table below provide some indication of the risks of investing in the Two Oaks Diversified Growth and Income Fund   by showing changes in the performance of the Fund’s shares.  The bar chart shows changes in the yearly performance of the Fund’s shares over the lifetime of the Fund.  The performance table compares the performance of the Fund over time to the performance of the S&P® 500 Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund was reorganized on July 29, 2011 from the Montecito Fund (the “Predecessor Fund”), a series of The Santa Barbara Group of Mutual Funds, Inc., a Maryland corporation (the “Predecessor Company”) to a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes performance of the Predecessor Fund.

Annual Total Returns1

Performance Bar Chart For Calendar Years Ending On December 31,

1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 16.22% ( quarter ended June 30, 2009), and the lowest return for a quarter was -22.65% ( quarter ended December 31, 2008).  The Fund’s average annual total return for the quarter ended March 31, 2011 was 5.06%.

Average Annual Total Returns

(For the periods ended on December 31, 2010)

	Past Year	Past 5 Years	Life of Fund (since 4/15/02)
Class A Return before taxes	11.30%	2.80%	2.22%

Return after taxes on distributions	10.73%	1.63%	1.48%

Return after taxes on distributions and sale of Fund shares	7.70%	1.84%	1.54%

S&P 500 ® Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	3.54%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” are higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Performance information for Class C shares is not presented because Class C shares had not yet commenced operations as of December 31, 2010.

Investment Adviser

Two Oaks Investment Management, LLC (“Fund Manager”) .

Portfolio Manager

Blake T. Todd, Chief Executive Officer of the Fund Manager shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager.   From November 1, 2005 to present he was the sole Portfolio Manager.  Jarrett Perez, co-owner of the Fund Manager, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Predecessor Fund since 2006.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account is $2,500 for regular accounts, $1,000 for retirement accounts and $500 for Coverdell ESA accounts. The minimum subsequent investment is $1,000 for regular accounts, $100 for retirement accounts and $500 for Coverdell ESA accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mail to Two Oaks Diversified Growth and Income Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-800-723-8637.

Tax Information

Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund, long-term growth of capital and income, may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests principally in the following three asset classes: equity:  equity securities (including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries).  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.   Lower-rated securities are not considered investment grade, and are deemed to have the status of “junk bonds.” Using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions.  The Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes.  The Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.  The Fund seeks to achieve long-term growth of capital through both income generation and capital appreciation.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Commodities Risk- Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.

Company Risk  – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value, thereby causing the Fund to decline in value.

Credit Risk  - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

General Risk  – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

Government Risk   - The U. S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, certain securities, such as those issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

Interest Rate Risk - The value of your investment may decrease when interest rates rise.  The specific maturities of fixed income securities in which the Fund invests may fall in value more than other maturities.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Junk Bond Risk -  Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include “Rule 144A” securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk –The portfolio manager may select stocks that decline in value and do not experience growth as anticipated.

Prepayment Risk  - The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

Real Estate Securities Risk  - The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates.  When economic growth is slowing, demand for property decreases and prices may fall.  Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market.  Property values may also decrease because of overbuilding, extended vacancies, increases in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.  The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.  The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk  - In addition to the risks facing real estate securities, the Fund’s investments in REITs generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Sector Risk - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest more heavily will vary.

Small Cap Risk – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.  Small cap companies may be more thinly traded than larger capitalization companies and subject to liquidity risk.

Stock Market Risk – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

Temporary Investments

Under abnormal market or economic conditions, the Fund may adopt a temporary defensive investment position in the market. When a Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. To the extent the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s policies and procedures with respect to the disclosure of its portfolio securities are available in the Fund’s Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Fund Manager

Two Oaks Investment Management, LLC, 7110 North Fresno Street, Suite 450, Fresno, CA 93720,  (the “Fund Manager”) serves as investment adviser to the Fund.   The Fund Manager is an investment advisory firm whose principal business is providing investment advice and counseling to mutual funds. The Fund Manager manages the Fund’s day-to-day business affairs under the general supervision of the Board of Trustees. Prior to July 29, 2011, Hillcrest Wells Advisors, LLC was the manager  of the Predecessor Fund (“Prior Fund Manager”).   The Prior Fund Manager had previously informed the Board of the Predecessor Company that it would no longer continue to manage the Predecessor Fund.  Blake Todd, the portfolio manager of the Predecessor Fund and portfolio manager of the Fund, informed the Board of the Predecessor Company that he was interested in continuing to manage the Predecessor Fund reorganized as the Fund through the Fund Manager. Accordingly, the Board of the Predecessor Company, after reviewing various  options, approved the reorganization of the Predecessor Fund into the Fund.

The Fund Manager is entitled to receive, on a monthly basis, an annual advisory fee equal to 0. 60% of the Fund's average daily net assets.  The Fund Manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least May 27, 2013, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1. 21% of the daily average net asset value of Class A shares and Class C shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.   As approved by the Board of the Predecessor Company at their meeting held on May 27, 2011, after May 27, 2013, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will increase to 1.50% of the daily average net asset value of Class A shares and Class C shares, since the current rate of other expenses payable by the Fund will be higher than the rate payable by the Predecessor Fund.   Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement will be available in the Fund's semi-annual shareholder report dated September 30, 2011.

Portfolio Managers

Blake T. Todd is the lead portfolio manager responsible for the day to day management of the Fund.  Mr. Todd is the majority owner of the Fund Manager.  Mr. Todd also has been a partner at Crowell Weedon & Co. since December 2006.  At Crowell Weedon & Co. he manages individual portfolios for private clients and retirement funds under the Montecito Investment Portfolios program within the Crowell Weedon RIA.  Prior to joining Crowell Weedon & Co., Mr. Todd has held various sales, portfolio management and management positions with The Seidler Companies, Sutro-RBC Dain Rauscher, Shearson Smith Barney, Kidder Peabody, and Dean Witter Reynolds beginning in 1979.

Jarrett Perez is a co-manager of the Fund.  Mr. Perez is a minority owner of the Fund Manager   Mr. Perez also has worked at Crowell Weedon & Co since 2006.  At Crowell Weedon & Co. he is the assistant portfolio manager for private clients and retirement funds in the Montecito Investment Portfolios program within the Crowell Weedon RIA.  Prior to joining Crowell Weedon & Co., Mr.. Perez has held various sales, and operational duties with The Seidler Companies and UBS-Paine Weber beginning in 2002.  Mr. Perez is a level 3 CFA candidate.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed and their ownership of  Fund shares.

HOW TO BUY AND SELL SHARES

Determination of Share Price

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Share Classes

This Prospectus describes two classes of shares offered by the Fund.  The Fund offers these two classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.02%	0.75%

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137 (the “Distributor”), the Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Funds. The dealer’s concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Reducing Your Initial Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Right of Accumulation:  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent:  Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Class C Shares

Class C shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for a Fund’s shares if, in the Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$1,000
IRAs*	$1,000	$ 100
Coverdell ESAs	$ 500	$ 500**

FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$100 per month
IRAs*	$1,000	$100 per month
Coverdell ESAs	$ 500	$500**

                                                      *Includes traditional IRAs, Roth IRAs and Simple IRAs.

                                                        **Up to a maximum of $2,000 per year.

Opening and Adding to Your Account

You can invest in the Funds by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Fund at 1-800-723-8637.

Purchase by Mail

To make your initial investment in the Fund, simply complete the Account Application included with this Prospectus, make a check payable to the appropriate Fund and mail the Application and check to:

Two Oaks Diversified Growth and Income Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the  Fund and mail the check to the above-mentioned addresses. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Fund’s transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

Wire Transfer Purchases

If you wish to wire money to make a subsequent investment into the Fund, please call the Fund at 800-723-8637 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you for wiring same-day funds.

Purchases through Financial Service Organizations

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase.   If you are a client of a securities broker, dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker, dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers, dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan

You may purchase shares of the Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select an account maintained at a domestic financial institution, which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Fund’s transfer agent at 800-723-8637.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day that the transfer agent receives the telephone purchase request.  Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Funds may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Fund, the Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.  The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Redeem Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

Two Oaks Diversified Growth and Income Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street. Suite 2
Omaha, NE 68137

The selling price of the shares being redeemed will be the  Fund’s per share net asset value next calculated after receipt of all required documents in “good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.

if you change the ownership on your account;

2.

when you want the redemption proceeds sent to a different address than is registered on the account;

3.

any redemption transmitted by federal wire transfer to your bank; and

4.

if a change of address request has been received by the Company or Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion signature guarantees are designed to protect both you and the Fund from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in the Fund by calling the transfer agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Fund or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Fund’s custodian charges a $10.00 fee for outgoing wires.

Redemption at the Option of the Fund

If the value of the shares in your account falls to less than $500, the Fund may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Fund reserves this right because of the expense to the Fund for maintaining very small accounts.

Exchanging Fund Shares

You will not pay a sales charge on an exchange if you are eligible for a sales charge waiver or if you paid the applicable sales charge on the shares you are exchanging.  Otherwise, you will pay a sales charge equal to the difference between the sales charges you paid on the shares you are exchanging and the sales charge payable on the shares you are receiving.

Exchanges are processed the same business day they are received, provided they are received before 4:00 p.m. eastern time.  The exchange is made at the Net Asset Value per share of the Fund next determined after the exchange request is received.  Generally, an exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

All exchanges are subject to a Fund’s investment minimum or eligibility requirement.  The Fund does not charge a fee for exchanges.  You may request an exchange by contacting your financial services firm, by calling 1-800-723-8637, or by writing the Fund at:

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Before making an exchange request, you should read the Prospectus of the Fund whose shares you would like to purchase by exchange.  Exchanges will be processed only if the Fund into which you are exchanging is registered in your state of residence.  The Fund may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market.  Therefore, to prevent disruptions in the management of the Fund, the Fund limits excessive exchange activity as described in “Frequent Purchases and Redemptions of Fund Shares.”  Your exchange privilege will be revoked if the exchange activity is considered excessive.  In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  The Fund may not be able to open your account or complete a transaction for you until the Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-US person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy. ”  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of FINRA.  Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Fund has adopted Distribution Plans ("12b-1 Plans" or "Plans"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of  0.25% and 1.00% of the of the Fund's average daily net assets attributable to Class A shares and Class C shares, respectively.

The Fund's distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager or the Distributor and such payments may exceed the expenses actually incurred

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-800-723-8637.on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Fund’s financial performance.  The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the various classes of shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights are from the Fund’s financial statements, which have been audited by Predecessor Fund’s auditor, whose report, along with the Fund’s financial statements, are included in the annual report for the fiscal year ended March 31, 2011.  These financial highlights, along with other information concerning the Fund, are included in the Predecessor Fund’s annual report, which is available without charge upon request.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Two Oaks Diversified Growth and Income Fund

	For the Year Ended March 31,
	2011	2010	2009	2008	2007
Net Asset Value,
Beginning of Year	$ 9.33	$ 6.59	$ 10.32	$ 11.57	$ 10. 74

Income (Loss) From Operations:
Net investment income	0. 26	0. 30	0. 23	0. 38	0. 26
Net gain (loss) from securities
(both realized and unrealized)	1.24	2.71	(3.69)	(0.67)	1.05
Total from operations	1.50	3. 01	(3.46)	(0.29)	1.31

Distributions to shareholders from
Net investment income	(0. 24)	(0.27)	(0. 27)	(0. 38)	(0. 25)
Net realized capital gains	-	-	-	(0. 51)	(0.23)
Return of capital	-	-	-	(0.07)	-
Total distributions	(0. 24)	(0.27)	(0. 27)	(0. 27)	(0. 96)

Net Asset Value,
End of Year	$ 10.59	$ 9.33	$ 6.59	$ 10.32	$ 11.57

Total Return (b)	16.43%	46.58%	(34.08)%	(2.88)%	12.33%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$14,383	$ 11,507	$ 8,204	$ 12,697	$ 11,987
Ratio of expenses
to average net assets	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets (c)	2.65%	3.69%	2.74%	3.33%	2.42%
Portfolio turnover rate	75%	84%	58%	71%	33%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

PRIVACY NOTICE
FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST II DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust II share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-800-723-8637

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does Northern Lights Fund Trust II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust II collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪     Affiliates from using your information to market to you

▪     Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust II does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust II does not jointly market.

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Investment Company Act No.

811- 22549

FOR MORE INFORMATION

Additional information about the Fund’s or the Predecessor Fund’s investments is available in the Annual and Semi-Annual Report to shareholders of the Funds or the Predecessor Funds. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund’s performance during the previous fiscal year. The Annual and Semi-Annual Reports are available without charge by calling the Fund. You may also get additional information concerning the Funds from the sources listed below:

Statement of Additional Information (SAI) - The SAI contains more detailed information on all aspects of the Fund, including policies and procedures relating to the disclosure of the Fund’s portfolio holdings. A current SAI, dated August 1, 2011, has been filed with the SEC and is incorporated by reference into this Prospectus. To request a free copy of the SAI, or the Funds or the Predecessor Fund’s latest Annual Report or Semi-Annual Report, please contact the Funds at:

Two Oaks Diversified Growth and Income Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

800-723-8637

The Funds’ website:

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549-0102.

Statement of Additional Information

Dated:  July 1, 2011

Alternative Strategies Mutual Fund

Class I Shares (Symbol: AASFX)

Class A Shares (Symbol: AASAX)

This Statement of Additional Information (“SAI”) provides general information about the Alternative Strategies Mutual Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Class I and Class A shares dated July 1, 2011 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference and the Annual and Semi-Annual Report to Shareholders of the Alternative Strategies Mutual Fund, a series of the Trust for Professional Managers ( the “Predecessor Fund”).  The Predecessor Fund’s audited financial statements for the fiscal year ended February 28, 2011 are incorporated herein by reference from the Predecessor Fund’s 2011 Annual Report to Shareholders. To obtain a copy of the Prospectus and/or the Predecessor Fund’s Annual and Semi-Annual Reports to Shareholders free of charge, please write or call the Fund at the address or telephone number below or visit the Fund’s website at www.ascentiafunds.com:

Alternative Strategies Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

1-866-506-7390

---------------------------------

---------------------------------

THE TRUST

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

FUNDAMENTAL INVESTMENT LIMITATIONS

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

BOARD LEADERSHIP STRUCTURE

TRUSTEES AND OFFICERS

BOARD COMMITTEES

TRUSTEE COMPENSATION

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

INVESTMENT ADVISOR

SUB-ADVISORS

PORTFOLIO MANAGERS

ADMINISTRATION SERVICE PROVIDERS

DISTRIBUTION OF FUND SHARES

12B-1 DISTRIBUTION PLAN

PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

CODE OF ETHICS

PROXY VOTING PROCEDURES

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

PORTFOLIO HOLDINGS INFORMATION

DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

FINANCIAL STATEMENTS

APPENDIX “A” RATINGS DEFINITIONS

The Trust

The Alternative Strategies Mutual Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010. The Fund was organized on April __, 2011 to acquire all the assets of the Predecessor Fund, in a tax-free reorganization, effective July 1, 2011 (the “Reorganization”).

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").  The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust.  The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers two classes of shares:  Class A shares and Investor Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Ascentia Capital Partners, LLC (the “Advisor”) serves as the investment advisor to the Fund.

Investment Policies, Strategies and Associated Risks

The investment objective of the Fund is long term capital appreciation through low correlation to broad market indices.  The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.  The diversification of the Fund’s holdings is measured at the time the Fund purchases a security.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

There is no assurance that the Fund will achieve its investment objective.  The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus.  Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.  The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to Fund shareholders.  Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s investments in illiquid securities or the Fund’s borrowing of money.

Recent Market Events

During 2008 and 2009, U.S. and international markets experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.  Accordingly, the risks of investing in the following securities have increased.

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent the Fund is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Preferred Stock

A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales.  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian, U.S. Bank, N.A. (the “Custodian”)) in a special custody account, to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position.  However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position.  The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Other Investment Companies

The Fund may invest up to 100% of its net assets in shares of other investment companies, including money market mutual funds, other mutual funds or exchange traded funds (“ETFs”).  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board of Trustees.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  SEC Rule 12d1-3 provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Exchange-Traded Funds

An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts.  The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international.  ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security.  Although index mutual funds are similar, they are generally sold and redeemed only once per day at market close.  Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index.  The ETFs in which the Fund invests are subject to liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price.  To the extent that the ETFs in which the Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.

Foreign Investments and Currencies

The Fund may invest in securities of foreign issuers that are not publicly traded in the United States.  The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts.  The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  Many foreign securities in which the Fund may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes.  The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs.  To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  The Fund’s investments in foreign securities may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Forward Currency Contracts.  The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

In considering whether to invest in the securities of a foreign company, the Advisor and sub-advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Advisor’s or sub-advisor’s assessment of prevailing market, economic and other conditions.

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Advisor or a sub-advisor believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Fund may enter into a swap agreement in circumstances where the Advisor or sub-advisor believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Fixed-Income Securities

The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

The Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”).  Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips.  Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Service (“S&P”) or Baa or better by Moody’s Investors Service (“Moody’s”).  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  The Fund may also invest in unrated securities.

Junk Bonds.  The Fund may invest up to 25% of its net assets in junk bonds.  Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Advisor and sub-advisors will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Convertible Securities

The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing

The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in the Fund’s net asset value and on the Fund’s investments.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may also borrow funds to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

Securities Lending

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor or a sub-advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, however, such payments of accrued income will not constitute “qualified dividend” income and will be taxable as ordinary income.  For loaned securities, the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

Options, Futures and Other Strategies

General.  The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Advisor or sub-advisors may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisor and sub-advisors develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisor and sub-advisors may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)

Successful use of most Financial Instruments depends upon the Advisor’s and sub-advisors’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisor or sub-advisors may still not result in a successful transaction.  The Advisor or sub-advisors may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)

Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

(3)

As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)

Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its Custodian, or another approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written, by purchasing an identical call or put option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Advisor or a sub-advisor are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary and Cash Investments

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds.  The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure.  Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares.  You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor or a sub-advisor to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Asset-Backed Securities

The Fund may invest in certain types of asset-backed securities.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

U.S. Government Obligations

The Fund may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.   See also “Mortgage-Backed Securities,” below.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors.  In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Banks (“FHLB”) or Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA.  The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees.  Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Some of these obligations are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury.  Others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.  Still others are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide, or continue to provide, financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  As a result, there is a risk that these entities will default on a financial obligation.

In September of 2008, due to the value of FNMA’s and FHLMC’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship.  The effect of this conservatorship will have on the companies’ securities is unclear.  In addition, to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.  First, the U.S. Treasury has agreed to provide up to $200 billion of capital as needed to ensure that FNMA and FHLMC each maintains a positive net worth and is able to fulfill their financial obligations.  Second, the U.S. Treasury established a secured lending facility available to FNMA and FHLMC.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities.  The secured lending facility and the temporary purchase program terminated on December 31, 2009.  However, the U.S. Treasury announced in December 2009 that it would permit its funding commitment to increase as necessary to prevent any cumulative reduction in net worth of FNMA and FHLMC over the next three years.  No assurance can be given that the U.S. Treasury initiatives will be successful.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  The Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations and are backed by the full faith and credit of the U.S. Government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund, to the extent that it is invested in such securities and desires to sell them, may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.  However, as described above, the U.S. Government has recently taken steps with respect to FNMA and FHLMC to ensure that they are able to fulfill their financial obligations.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Restricted Securities

The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  These securities are sometimes referred to as private placements.  Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act (“4(2) Paper”).  The Advisor and/or a sub-advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor and/or a sub-advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase.  During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund.  To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Fund does not believe that its net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.  The Fund will segregate liquid assets equal in value to commitments for when-issued securities, which may reduce but does not eliminate leverage.

Illiquid Securities

As a non-principal strategy, the Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Advisor or a sub-advisor is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).  The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Fund’s net assets.  Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  The Fund is permitted to sell restricted securities to qualified institutional buyers.

Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.

Issue senior securities, borrow money or pledge its assets, except that: (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objective and strategies;

2.

Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.

Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.

Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.

Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

6.

Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

7.

With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, or other investment companies).

The following lists the non-fundamental investment restrictions applicable to the Fund.  These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”).  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.    Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).   The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.    Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.    The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.    The Audit Committee considers financial and reporting risk within its area of responsibilities.    Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Nielsen has over 10 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.    Charles Hobson Dry, a business consultant with over thirty years experience specializing in Native American Tribal business/economic and casino development and over fifty years engineering experience with NASA, received a Bachelor of Science degree from Murray State College and advanced degrees from UCLA, Los Angeles, and the University of Houston.   Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of LF Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established four standing committees – the Audit Committee, the Compensation Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually.  The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.  For these reasons, the Board of Trustees believes that it’s leadership structure is appropriate.

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s underlying funds.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Investment advisers managing the Trust’s underlying funds report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s underlying funds.  These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s underlying funds.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its underlying funds during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Charles Hobson Dry Age: 72	Trustee since May 2011	Founder and President, Government Procurement Solutions, LLC (government consulting firm), Native Gaming Solutions, LLC (gaming consulting firm), American Gateway, LLC (transportation development and consulting company), Native American Personnel Services, LLC (staffing firm), Oklahoma BioFuels, Inc.	5	Board of Aviation at the University of Oklahoma.
Anthony H. Lewis Age: 64	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	5	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (magnet manufacturer)
Keith Rhoades Age: 63	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	5
Randy Skalla Age: 49	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	5	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen**** Age: 38	Trustee Since May 2011

Assistant Secretary to Northern Lights Fund Trust since 2011; Director and Secretary of Constellation Trust Company since 2004; Assistant Secretary of Gemcom, LLC (financial printer) since 2004; Assistant Secretary and Manager of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Assistant Secretary of Gemini Fund Services, LLC (since 2003); General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (RIA services company) (transportation development and consulting company) since 2001.

5
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since May 2011

President and Manager, Gemini Fund Services, LLC since 2006, formerly Senior Vice President and Director of Administration from 2001 to 2005; formerly Manager, Northern Lights Compliance Services, LLC from 2006 to 2008; Manager since 2006 and President since 2004, GemCom LLC.

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since May 2011

Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC from 2001 to 2004.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since May 2011

Director of Fund Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC from 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC 2001-2004.

			N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer Since May 2011	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since May 2011	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, from 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since May 2011	Manager of Fund Administration, Gemini Fund Services, LLC since 2008; Senior Fund Administrator, Gemini Fund Services, LLC from 2005 to 2008.	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since May 2011

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC since 2010, Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

			N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Chief Compliance Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC since 2003; In-house Counsel, The Dreyfus Funds from 1999 to 2003.

			N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

**** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Board Committees

Audit Committee.  The Trust has an Audit Committee, which is comprised of the independent members of the Board of Trustees.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee.  The Trust has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  The Nominating Committee generally will not consider shareholder nominees.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of Kevin Wolf, Emile Molineaux and Andrew Rogers.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan.  Because the Trust only recently commenced operations, none of the Trustees received a fee for the Predecessor Fund’s fiscal year ended February 28, 2011.

Name	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Charles Hobson Dry	$0	None	None	$0
Anthony Lewis	$0	None	None	$0
Keith Rhoades	$0	None	None	$0
Randy Skalla	$0	None	None	$0
Brian Nielsen*	None	None	None	None

_______________

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees will be allocated equally to each Fund in the Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and other series of the Trust as of June 30, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles Hobson Dry	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randy Skalla	None	None
Brian Nielsen*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds' Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.  As of May 28, 2011, the following shareholders were considered to be either a control person or principal shareholder of the Alternative Strategies Mutual Fund : [to be updated by subsequent amendment]

Principal Shareholders and Control Persons of the Alternative Strategies Mutual Fund

Class A Shares

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction

Class I Shares

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction

Investment Advisor

As stated in the Prospectus, investment advisory services are provided to the Fund by Ascentia Capital Partners, LLC, 5485 Kietzke Lane, Reno, NV 89511, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund and performing oversight of the Fund’s sub-advisors as described below.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ written notice when authorized either by a majority vote of the applicable Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Advisor upon 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee of 1.95% per annum of the Fund’s average net assets computed daily and paid monthly.  However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis, including additional fees above and beyond any written agreement the Advisor may have to waive fees and/or reimburse Fund expenses.

For the fiscal period ended February 28, 2010 and February 28, 2011, the Predecessor Fund paid the following advisory fees to the Advisor pursuant to an advisory agreement with the Predecessor Fund, of which the Advisor waived or recouped the amounts set forth in the table below:

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Advisory Fee after Waiver
February 28, 2011 February 28, 2010	[ ] $375,220	[ ] $(173,703)	[ ] $201,517

Fund Expenses.  The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed in writing to reduce the management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses and acquired fund fees and expenses) to the limits set forth in the Fees and Expense Table of the Prospectus.  Any such reductions, including reductions previously made by the Advisor in its management fees with respect to the Predecessor Fund, or payment of expenses which were the Predecessor Fund’s and now the Fund’s obligation, made by the Advisor in its management fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for management fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Sub-Advisors

As discussed in the prospectus,  Research Affiliates, LLC (“Research Affiliates”), Sage Capital Management, LLC (“Sage Capital”),  Dunham & Associates Investment Counsel, Inc. (“DAIC”), DuPont Capital Management Corporation (“DCM”) and Armored Wolf, LLC (“Armored Wolf”) are the sub-advisors to the Fund.  It is the Advisor’s responsibility to select sub-advisors for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each sub-advisor’s performance.

The Advisor provides investment management evaluation services by performing initial due diligence on each sub-advisor and thereafter monitoring the sub-advisors’ performance for compliance with the Fund’s investment objective and strategies, as well as adherence to its investment style.  The Advisor also conducts performance evaluations through in-person, telephonic and written consultations.  In evaluating the sub-advisors, the Advisor considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Advisor has the responsibility for portfolio management, communicating performance expectations and evaluations to the sub-advisors and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated.  The Advisor provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions.  The SEC has granted, an exemptive order with respect to the Predecessor Fund, and which extends to other registered investment companies advised by the Advisor, including the Fund, that permits the Advisor, subject to certain conditions, to hire new sub-advisors or to continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 90 days of retaining a new sub-advisor, shareholders of the Fund will receive notification of the change.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.

The Advisor will pay the sub-advisors monthly an annual fee of the net assets of the Fund allocated to that sub-advisor by the Advisor which the Advisor will pay out of the advisory fee paid to the Advisor pursuant to the Advisory Agreement.  The Fund is not responsible for the payment of the sub-advisory fees.  The Advisor is also responsible for conducting all operations of the Fund, except those operations contracted to the sub-advisors, the Custodian, the transfer agent or the administrator.  Although the sub-advisors’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Advisor evaluate the investment merits of the sub-advisors’ individual security selections.  The sub-advisors may have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations, and the oversight of the Fund’s portfolio manager.

Armored Wolf, LLC

The Advisor has entered into a sub-advisory agreement with Armored Wolf, LLC (“Armored Wolf”) to manage a portion of the Fund’s assets using the Fund’s global macro strategies.  Armored Wolf is located at 65 Enterprise, Aliso Viejo, California 92656, and is a registered investment adviser.  Armored Wolf is controlled by Mr. John Brynjolfsson, the firm’s chief investment officer.  Armored Wolf, which was established in 2008, offers investment advisory services and global perspective to investors.  As of March 31, 2011, Armored Wolf had approximately $670  million in assets under management.

DuPont Capital Management Corporation

The Advisor has entered into a sub-advisory agreement with DuPont Capital Management Corporation (“DCM”) to manage a portion of the Fund’s assets using the Fund’s international/emerging markets strategies.  DCM is located at Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803.  DCM is a wholly owned subsidiary of the E.I. DuPont de Nemours Company, and is an independent registered investment advisor with a broadly diversified product offering.  DCM, which was established in 1975 and became a SEC registered investment adviser in 1993, offers investment advisory services and global perspective to institutional investors.  As of March 31, 2011, DCM had over $27 billion in assets under management.

Sage Capital Management

The Advisor has entered into a sub-advisory agreement with Sage Capital to manage a portion of the Fund’s assets using the Fund’s convertible arbitrage strategy.  Sage Capital is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment advisor.  Sage Capital manages a variety of domestic limited partnership funds that are open to both individual and institutional investors and a number of separately managed accounts.  Sage Capital was founded in 1988 for the purpose of investing client capital in convertible securities, both on a strategic directional and arbitrage basis.  Sage Capital is controlled by Mr. Peter deLisser, the firm’s Chief Executive Officer, and Ms. Karen Heston, the firm’s Vice President.  As of March 31, 2011, Sage Capital manages over $165 million in assets.

Dunham & Associates Investment Counsel, Inc.

The Advisor has entered into a sub-advisory agreement with Dunham & Associates Investment Counsel, Inc. (“DAIC”) to manage a portion of the Fund’s assets using the Fund’s international/emerging markets strategies.  DAIC is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121, and is a registered investment advisor. DAIC is also a registered broker-dealer under the Securities Exchange Act of 1934, as amended.  DAIC is wholly owned by Dunham & Associates Holdings, Inc. (“Dunham Holdings”).  Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings.  DAIC, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds.  As of March 31, 2011, DAIC managed over $722 million in individual separate accounts assets and in DAIC sponsored mutual funds.

Research Affiliates

Research Affiliates, LLC served as a sub-advisor to the Predecessor Fund, but will serve solely as a signal provider to the Fund’s advisor going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades.

Portfolio Managers

The following section provides information regarding each Portfolio Manager’s other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Fund.  The Portfolio Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the Portfolio Managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures, and may have different management requirements, and each Portfolio Manager may be affected by different conflicts of interest.

Ascentia Capital Partners, LLC

James P. Calhoun and James O’Shaughnessy Houssels are members of the Investment Committee that is responsible for the day-to-day management of the segment of the Fund’s portfolio managed by the Advisor, as well as to provide oversight of the Fund’s portfolio managed by the sub-advisors.   Mr. Lowden is the primarily portfolio manager of the Fund.

James P. Calhoun joined the Advisor in 2008.  He has over 6 years of experience in investment management as well as extensive experience in the quantitative, fundamental and technical aspects of the securities markets with a specific emphasis on alternative portfolio management.  He is a member of the Investment Committee and participates in the development and communication of the firm’s investment strategy, as well as client asset allocations and investment recommendations.  Mr. Calhoun has a Bachelor of Science Degree in Business Administration with majors in Finance and Economics from the University of Nevada, Reno.   His degree emphasized Derivatives and Risk Management, International Finance and Foreign Exchange, Portfolio Management and Optimization, Corporate Valuation and Forecasting, Alternative Investment Strategies, Econometrics, Macro Economics, Micro Economics, and Statistics.  Prior to joining the Advisor Mr. Calhoun worked with GMH Capital Partners managing real-estate investments from 2004 to 2007, and Equitas Capital from 2003 to 2004.  Mr. Calhoun is a CFA Level II candidate.

James O’Shaughnessy Houssels is a portfolio manager of the Advisor since June 2009 and is also a Managing Member and registered investment adviser representative of Wealth Management Associates, LLC (since 2002) which serves as the backbone of his family office and is the sole investment advisor to the Houssels Family Limited Partnership.  Mr. Houssels has a Bachelor’s Degree from the University of Nevada, Las Vegas.

Armored Wolf, LLC

John Brynjolfsson is the Portfolio Manager and responsible for the day-to-day management of the segment of the Fund’s assets managed by Armored Wolf.  Mr. Brynjolfsson founded Armored Wolf in 2008, acts as Chief Investment Officer and Managing Director, and is a member of the firm’s Management and Investment Committees.  As Chief Investment Officer, he is responsible for overseeing all investment activity at Armored Wolf.  Mr. Brynjolfsson has over 20 years of investment experience and a background in risk management.  From 2003-2008, Mr. Brynjolfsson was the Managing Director at Pacific Investment Management Company, LLC (“PIMCO”), a registered investment adviser, where he launched and grew PIMCO’s Real Return platform to approximately $80 billion before his departure in 2008.  In this role, Mr. Brynjolfsson ran PIMCO’s 2nd, 3rd, and 4th largest public funds which included the world’s largest commodities fund and two large inflation‐linked bond funds.  Mr. Brynjolfsson is regarded as one of the world’s foremost authorities on inflation linked investing, having written several books on the topic and worked with the US Treasury to design the TIPS market in 1996.

DuPont Capital Management Corporation

Rafi U. Zaman, CFA, is the Portfolio Manager and is primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by DCM.  Mr. Zaman, Managing Director of Global Equities, directs and co-manages all equity groups, and joined DCM in 1998.  Mr. Zaman holds a B.S. Degree with honors in Mechanical Engineering from the REC Kurukshetra in India, an M.S. Degree in Industrial Engineering from Stanford University and is a CFA charterholder.

Sage Capital Management, LLC

Peter deLisser, Karen Heston and Michael C. Ippolito, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Sage Capital.  Mr. deLisser founded Sage Capital in 1988 and is the President and Senior Partner of the firm.  Ms. Heston is the Chief Investment Officer for Sage Capital and has been with the firm since 1993.  Mr. Ippolito serves as a Portfolio Manager and Senior Research Analyst for Sage Capital, and joined the firm in July of 1999.

Dunham & Associates Investment Counsel, Inc.

David Holmes  is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by DAIC.  Mr. Holmes is Chief Investment Officer, and has been registered with DAIC since February 25, 2009.  Prior to joining DAIC, Mr. Holmes served as President and Chief Investment Officer of Adagio Capital Management, LLC (“Adagio”) and Adagio Trust Company from 2000 to February 2009.  While at Adagio, Mr. Holmes served as the Fund’s principal portfolio manager.  Mr. Holmes was a Vice President/Portfolio Manager for the Whittier Trust Company, an independent investment management company, from 1995 to 2000.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below.  Asset amounts are approximate as of the date of this SAI, and have been rounded. [table to be updated by subsequent amendment]

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

John Brynjolfsson (Armored Wolf)
Robert D. Arnott (Research Affiliates)
Jason Hsu (Research Affiliates)
Rafi U. Zaman (DCM)
James P. Calhoun
Peter deLisser (Sage Capital)
Karen Heston (Sage Capital)
Michael Ippolito (Sage Capital)
James O’Shaughnessy Houssels
David Holmes (DAIC)

The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Fund’s Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees.  Asset amounts are approximate as of the date of this SAI, and have been rounded. [to be updated by subsequent amendment]

Fund and Portfolio Manager (Firm)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Robert D. Arnott (Research Affiliates)
Jason Hsu (Research Affiliates)

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Ascentia Capital Partners, LLC

The Advisor offers separately managed accounts in addition to the Fund.  Some of these offerings include portfolios of investments substantially identical to the Fund, which could create certain conflicts of interest.  As the Fund and any separate accounts managed similarly to the Fund will be managed concurrently, all portfolio transactions will be implemented according to the Advisor’s trade allocation procedures.  These procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Advisor’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory.  Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements.  In determining a fair allocation, the Advisor takes into account a number of factors, including among other things, the Advisor’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment, suitability as well as each client’s investment objectives.

Armored Wolf, LLC

Although Armored Wolf manages other accounts that may have similar investment objectives or strategies to that of the Fund for which it provides portfolio management services, Armored Wolf believes that no material conflicts currently exist.

DuPont Capital Management Corporation

Although DCM manages other accounts that may have similar investment objectives or strategies to that of the Fund for which it provides portfolio management services, DCM believes that no material conflicts currently exist.

Sage Capital Management, LLC

Sage Capital may manage and invest in other accounts, some with investment strategies similar to the Fund.  Trades are allocated on a pro-rata basis to all similarly managed investment vehicles based on account size and cash availability.

Dunham & Associates Investment Counsel, Inc.

DAIC may manage direct client accounts with investment strategies similar to that of the Fund.  Currently, DAIC, and its affiliates, manage approximately [$] in separate account assets of which 15% approximately is allocated in the same International ADR strategy as employed by the Fund.  It is the policy of DAIC and the portfolio managers that no account or client is advantaged over any other client account in trading of securities.

To help prevent conflicts of interest, as well as the appearance of conflicts of interest, employees and registered personnel of Dunham, must abide by DAIC’s Code of Ethics (the “DAIC Code”).  The DAIC Code imposes restrictions on the purchase or sale by access persons of securities for their own accounts and accounts in which he/she has a beneficial interest.  Subject to the DAIC Code, certain employees of Dunham may recommend to clients the discretionary purchase or sale of securities in which Dunham’s employees may have a beneficial interest.  The DAIC Code includes preclearance of personal trades, blackout restrictions, and reporting requirements under Rule 17j-1 of the 1940 Act.  In addition, the DAIC Code limits employees’ ability to invest in Initial Public Offerings and Private Placements by requiring the preapproval of DAIC’s Chief Compliance Officer.  In addition, all Dunham access persons must certify annually to the DAIC Code and Dunham’s policy on insider trading.

Portfolio Managers’ Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, and retirement plans and arrangements) for each of the Fund’s Portfolio Managers.

Ascentia Capital Partners, LLC

The Portfolio Managers’ compensation is a fixed salary that is set by reference to industry standards.  Bonuses paid to the Portfolio Managers are based on the profitability of the Advisor and the Portfolio Managers’ equity ownership in the Advisor.

Armored Wolf, LLC

Armored Wolf’s portfolio manager compensation structure has three primary components depending on the position of the employee: (1) a base salary; (2) a discretionary annual cash bonus based on performance; and (3) a profit participation based on over all assets of the firm and their performance.

DuPont Capital Management Corporation

DCM’s compensation package for its portfolio managers is comprised of: (1) base salaries in line with the salaries of other large investment management firms; (2) variable, performance-based cash compensation that can be a high multiple of base salary; and (3) long-term compensation. Compensation is paid based on overall performance, individual efforts and support of overall firm initiatives.  On a semiannual basis, a performance review is held between professionals and managers to continually measure performance against a set of identified objectives.  DCM offers a very competitive Saving Investment Plan with matching grants.

On January 1, 2006, DCM implemented a long-term compensation plan based on the growth of DCM profits and assets under management.  This plan was put in place in order to attract and retain investment talent at DCM and is directly tied to the growth of DCM’s external business.  This long term incentive compensation plan is competitive with plans of other asset management firms.

Sage Capital Management, LLC

As a member of the firm, which is a Florida limited liability company, each Portfolio Manager receives compensation in the form of a percentage of all management and incentive fees collected on an ongoing basis.

Dunham & Associates Investment Counsel, Inc.

DAIC’s compensation package for its portfolio managers is comprised of a base salary and eligibility to participate in the company’s discretionary bonus plan.   The bonus is based upon the overall profitability of the company through its various products.

In addition to the base salary and potential bonus compensation, DAIC has a number of benefits and deferred compensation programs for all of its employees, including the portfolio managers.  The portfolio managers have no benefits or deferred compensation that is tied to their performance as the Fund’s portfolio managers.

Portfolio Managers’ Ownership of the Funds

As of February 28, 2011, Mr. Lowden of the Advisor beneficially owned between [$10,001 - $50,000] of equity securities in the Predecessor Fund.  As of February 28, 2011, Mr. Houssels of the Advisor beneficially owned [over $1,000,000] of equity securities in the Predecessor Fund.  As of February 28, 2011, none of the sub-advisors’ Portfolio Managers owned any securities in the Predecessor Fund.

Administration Service Providers

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 450 Wireless Blvd, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.    GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on May 17, 2011.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund, during its first year of operations, by GFS, the Fund pays GFS a fund administration fee equal to the greater of [insert fee structure]. The Fund also pays GFS for any out-of-pocket expenses.

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant, during its first year of operations, an annual fee of [insert fee structure].  Discounts are based on service fee minimums only. The Fund also pays GFS for any out-of-pocket expenses.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For the services rendered to the Fund, during its first year of operations, [insert fee structure].  The Fund will pay the Transfer Agent for any out-of-pocket expenses.

Custodian

U.S. Bank N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, an affiliate of U.S. Bancorp Fund Services, LLC serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird, LLP, 950 F. Street NW, Washington, D.C. 20004 serves as counsel to the Fund.

Independent Registered Public Accounting Firm

Cohen Fund Services, Ltd., 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145 serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (the “Distributor”), 4020 South 147th Street, Omaha, NE 68137, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

12b-1 Distribution Plan

As noted in the Prospectus, the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A, and Class I shares (the "Plan") pursuant to which both classes of shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Class A, and Class I shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% and 1.00% , respectively of the average net assets for each of its of Class A, and Class I shares as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine.  Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Advisor may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Advisor from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Advisor may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares.  In addition, in its discretion, the Advisor may pay additional fees to such intermediaries from its own assets.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Advisor, together with the sub-advisors, determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor and the sub-advisors, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and sub-advisors will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Advisor and sub-advisors that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor and sub-advisors, even if the specific services are not directly useful to the Fund and may be useful to the Advisor and sub-advisors in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Advisor and sub-advisors.  In certain instances, investment decisions will be made similar to other accounts managed.  In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.  Notwithstanding the above, the Advisor and sub-advisors may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Advisor and sub-advisors shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.  The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor and the sub-advisors, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 35%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.  The Predecessor Fund’s portfolio turnover rate for the fiscal year ended February 28, 2011, the fiscal year ended February 28, 2010, and the fiscal period ended February 28, 2009 was 224.22%, 438.22%, and 347.24%, respectively.

Code of Ethics

The Fund, the Advisor, sub-advisors, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Advisor, sub-advisors and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Advisor the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees.  The Proxy Voting Policies of the Advisor are discussed below. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

Policies of the Advisor

It is the Advisor’s policy to vote proxies received by the Fund in a timely manner.  Upon receiving each proxy, the Advisor will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Advisor will consider information from a variety of sources in evaluating the issues presented in a proxy.  The Advisor generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Advisor’s duty is to vote in the best interests of the Fund’s shareholders.  Therefore, in situations where there is a conflict of interest between the interests of the Advisor and the interests of the Fund, the Advisor will take one of the following steps to resolve the conflict:

1.

vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Advisor;

2.

disclose the conflict to the Independent Trustees and obtain their direction on how to vote the proxy; or

3.

vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event of a conflict between the interests of the Advisor and the Fund, the Advisor’s policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy.  The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

More Information.  The actual voting records relating to portfolio securities during the 12-month period ended June 30th will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Advisor and Sub-Advisors.  Personnel of the Advisor and Sub-Advisors, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor and the Sub-Advisors to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor and Sub-Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

US Bank, N.A.  US Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen Fund Services, Ltd.  Cohen Fund Services, Ltd. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Fund; therefore, its personnel have access to the Fund's portfolio holdings in connection with review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Advisor, the Sub-Advisors or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain underlying funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Distributions

The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from, generally, the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from, generally, the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing; however, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Financial Statements

The 2011 Annual Report to Shareholders of the Predecessor Fund, including the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein, are incorporated by reference in this SAI.

APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor's Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

The ratings and other credit related opinions of Standard & Poor's and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.  Standard & Poor's assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision.  Standard &Poor's opinions and analyses do not address the suitability of any security. Standard & Poor's Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor's has obtained information from sources it believes to be reliable, Standard & Poor's does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation.  The 'i' subscript indicates that the rating addresses the interest portion of the obligation only.  The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal.  For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The 'p' subscript indicates that the rating addresses the principal portion of the obligation only.  The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest.  For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript.  Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.  Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation.  Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

—

Preliminary ratings are assigned to Rule 415 Shelf Registrations.  As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.  The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.  Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis.  An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.

Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term  Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below 'AAA', and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a 'AAA' Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as 'AAA(arg)' for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency's National Short-Term Rating definitions for 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency's web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default.  The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The 'D' rating  also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A(xxx)
'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
'CC' National Ratings denote that default of some kind appears probable.

C(xxx)
'C' National Ratings denote that default is imminent.

D(xxx)
'D' National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings  beginning on page A-3.

 Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

HUNDREDFOLD

Hundredfold Select Alternative Fund

Hundredfold Select Global Fund

Hundredfold Select Equity Fund

Service Class

MORE INFORMATION ON THE HUNDREDFOLD FUNDS

Statement of Additional Information (“SAI”):

The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Hundredfold Funds c/o Gemini Fund Services 4020 S. 147th street Omaha, NE 68137

Call:	[number]

By Internet:	www.HundredfoldSelect.com

These documents and other information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

SEC File Number: 811- 22549

HUNDREDFOLD FUNDS

HUNDREDFOLD SELECT ALTERNATIVE FUND
Service Class (SFHYX)

HUNDREDFOLD SELECT GLOBAL FUND
Service Class (SFGPX)

HUNDREDFOLD SELECT EQUITY FUND
Service Class (SFEOX)

STATEMENT OF ADDITIONAL INFORMATION

www. HundredfoldSelect. com

The  Northern Lights Fund Trust II  Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to the Service Class of three of those portfolios, the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund (each, a “Fund”).

This SAI dated August ___, 2011, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated August ___, 2011 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number above.

Dated: August  ___, 2011

THE HUNDREDFOLD FUNDS

Each of the Hundredfold Select Alternative Fund, the Hundredfold Select Global Fund, and the Hundredfold Select Equity Fund (each a “Fund”, and together the “Funds”) is a diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010.  Each Fund was organized on [____, 2011] to acquire all the assets of the Spectrum Alternative Fund, Spectrum Select Global Fund, Spectrum Select Equity Fund (each a “Predecessor Fund” and together a “Predecessor Fund”), a series of Direxion Funds, a Massachusetts business trust (the “Predecessor Trust”), in a tax-free reorganization, effective August 26, 2011 (the “Reorganization”).

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").  Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust.  The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Funds offer one class of shares:  _Service Class shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Advisors Preferred, LLC (the “Advisor”) serves as the investment advisor to the Funds.  Hundredfold Advisors LLC (the “Subadvisors”) serves as the investment subadvisor to the Funds.

INVESTMENT POLICIES AND TECHNIQUES

The Select Alternative Fund will primarily invest in a combination of equity and fixed-income securities, either directly or indirectly in such securities or through exchange-traded funds (“ETFs”), other investment companies and derivative instruments. The Select Global Fund will primarily invest in international equity and debt securities, including debt securities rated below investment grade, commonly referred to as “junk bonds.” The Select Equity Fund, under normal market conditions, will invest 80% of its net assets (plus any borrowings for investment purposes) in equity securities or derivatives of such securities. Each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of their objectives.

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It also may result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

American Depositary Receipts (“ADRs”)

The Funds may invest in ADRs and sell ADRs short. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

The Funds may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s 500 Composite Stock IndexTM (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Funds may invest in investment grade corporate debt securities. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. The Funds may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Funds may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, the Funds may invest in the lowest credit rating category.

Preferred Stock. The Funds may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

Warrants and Rights. The Funds may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Funds may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

The Funds may purchase and hold illiquid investments. The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Advisors Preferred, LLC (“ Advisors Preferred ”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid. The Funds do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Advisors Preferred or Hundredfold Advisers LLC, (“Hundredfold” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. (Collectively, Advisors Preferred and Hundredfold are referred to herein as “Advisers” in certain circumstances.) In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Funds may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

The Funds may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”). SPDRs® represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange® (“AMEX®”). The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index. SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Funds may invest in DIAMONDS®. DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS® Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”). The DIAMONDS® Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®. The DIAMONDS® Trust’s shares trade on the AMEX®. An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS® Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

The Funds may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQQs®. QQQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (“NASDAQ-100®”) and whose shares trade on the AMEX®. The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®. QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in indexed securities, such as SPDRs®, DIAMONDS® and QQQQs®, are considered investments in other investment companies discussed below.

The Funds may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Funds may invest in lower-rated debt securities of any maturity, often called “Junk Bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae® or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer for such securities, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Options, Futures and Other Strategies

General. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction. The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund was unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank N.A.   (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Advisors Preferred are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for the point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

The Funds may invest in the securities of other investment companies to the extent permitted under the 1940 Act and relevant SEC guidelines or rules. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Funds may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

The Funds may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

The Funds may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Advisors Preferred or the subadviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement in circumstances where Advisors Preferred or the Subadviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Advisors Preferred, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

The Funds may invest in zero-coupon bonds of any rating or maturity.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the Funds may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing. The Funds may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on its investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, a Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. A Fund may pledge portfolio securities as Advisors Preferred deems appropriate in connection with any borrowings.

Lending Portfolio Securities. A Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four-business days notice or by the borrower on one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. The Funds currently have no intention of lending their portfolio securities.

Portfolio Turnover. The Trust anticipates that the Funds will have very high portfolio turnover due to the active management of its portfolio. A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, a Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective; policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2. Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Funds have adopted the following fundamental investment policy that enables them to invest in another investment company or series thereof:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Advisors Preferred LLC and/or the Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Advisors Preferred LLC expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Advisors Preferred LLC considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Advisors Preferred LLC and/or the Subadviser.  Advisors Preferred, LLC may select Ceros Financial Services, Inc., an affiliated broker/dealer to execute portfolio transactions.  In executing transactions through its affiliated broker/dealer, the firms will at all times comply with SEC Rule 17E-1.

In effecting portfolio transactions for the Funds, Advisors Preferred LLC seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Advisors Preferred LLC may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Advisors Preferred LLC. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Advisors Preferred LLC and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Advisors Preferred LLC relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Advisors Preferred LLC and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Advisors Preferred LLC and/or the Funds’ Subadviser in connection with the Funds. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Advisors Preferred LLC and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Advisors Preferred LLC investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Advisors Preferred LLC.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, the Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Advisors Preferred, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees.  The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”).  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.    Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC (the Funds’ Transfer Agent).   The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.    Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.    The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.    The Audit Committee considers financial and reporting risk within its area of responsibilities.    Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Nielsen has over 10 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.    Charles Hobson Dry, a business consultant with over thirty years experience specializing in Native American Tribal business/economic and casino development and over fifty years engineering experience with NASA, received a Bachelor of Science degree from Murray State College and advanced degrees from UCLA, Los Angeles, and the University of Houston.   Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of LF Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established four standing committees – the Audit Committee, the Compensation Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually.  The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.  For these reasons, the Board of Trustees believes that it’s leadership structure is appropriate.

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s underlying funds.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Investment advisers managing the Trust’s underlying funds report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s underlying funds.  These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s underlying funds.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its underlying funds during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Charles Hobson Dry Age: 72	Trustee since May 2011	Founder and President, Government Procurement Solutions, LLC (government consulting firm), Native Gaming Solutions, LLC (gaming consulting firm), American Gateway, LLC (transportation development and consulting company), Native American Personnel Services, LLC (staffing firm), Oklahoma BioFuels, Inc.	5	Board of Aviation at the University of Oklahoma.
Anthony H. Lewis Age: 64	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	5	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (magnet manufacturer)
Keith Rhoades Age: 63	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	5
Randy Skalla Age: 49	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	5	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen**** Age: 38	Trustee Since May 2011

Assistant Secretary to Northern Lights Fund Trust since 2011; Director and Secretary of Constellation Trust Company since 2004; Assistant Secretary of Gemcom, LLC (financial printer) since 2004; Assistant Secretary and Manager of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Assistant Secretary of Gemini Fund Services, LLC (since 2003); General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (RIA services company) (transportation development and consulting company) since 2001.

5
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since May 2011

President and Manager, Gemini Fund Services, LLC since 2006, formerly Senior Vice President and Director of Administration from 2001 to 2005; formerly Manager, Northern Lights Compliance Services, LLC from 2006 to 2008; Manager since 2006 and President since 2004, GemCom LLC.

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since May 2011

Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC from 2001 to 2004.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since May 2011

Director of Fund Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC from 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC 2001-2004.

			N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer Since May 2011	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since May 2011	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, from 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since May 2011	Manager of Fund Administration, Gemini Fund Services, LLC since 2008; Senior Fund Administrator, Gemini Fund Services, LLC from 2005 to 2008.	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since May 2011

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC since 2010, Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

			N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Chief Compliance Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC since 2003; In-house Counsel, The Dreyfus Funds from 1999 to 2003.

			N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

**** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Funds’ Transfer Agent ).

Board Committees

Audit Committee.  The Trust has an Audit Committee, which is comprised of the independent members of the Board of Trustees.  The Audit Committee reviews financial statements and other audit-related matters for the Fund s.  The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee.  The Trust has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  The Nominating Committee generally will not consider shareholder nominees.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of Kevin Wolf, Emile Molineaux and Andrew Rogers.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan.  Because the Trust only recently commenced operations, none of the Trustees received a fee for the Predecessor Fund’s fiscal year ended August 31, 2010.

Name	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Charles Hobson Dry	$0	None	None	$0
Anthony Lewis	$0	None	None	$0
Keith Rhoades	$0	None	None	$0
Randy Skalla	$0	None	None	$0
Brian Nielsen*	None	None	None	None

_______________

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Trans fer Agent and Fund Accountant) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees will be allocated equally to each Fund in the Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and other series of the Trust as of June 30, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles Hobson Dry	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randy Skalla
Brian Nielsen*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds' Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Principal Shareholders, Control Persons and Management Ownership    [To be updated by subsequent amendment ]

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of June 1, 2011, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Select Equity Fund

Parent Company	Jurisdiction	% Ownership

Select Global Fund

Name and Address	Parent Company	Jurisdiction	% Ownership

Select Alternative Fund

Name and Address	Parent Company	Jurisdiction	% Ownership

National Financial Services	Fidelity Management	DE	33.14%

  Investment Adviser and Subadviser

Advisors Preferred LLC, 1445 Research Boulevard, #530, Rockville, MD 20850 serves as investment adviser to each of the Funds.   Advisors Preferred, LLC is a wholly-owned subsidiary of Ceros Financial Services, Inc., the distributor for the Funds.

Advisors Preferred LLC has retained Hundredfold Advisors, LLC, 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, to serve as subadviser to the Funds (“Hundredfold” or “Subadviser”). Through its ownership of the Subadviser, Simply Distribute Charitable Foundation, a not-for-profit foundation, controls Hundredfold and was created as a charitable foundation. Mr. Ralph Doudera and Ms. Mary Collins are trustees of the foundation. In addition, as managing members of Hundredfold, both Mr. Doudera and Ms. Collins control the Subadviser.  Prior to August 26, 2011, Hundredfold served as subadviser to each of the Predecessor Funds pursuant to the subadviser agreement with Rafferty Asset Management, LLC, the adviser to the Predecessor Funds.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and Advisors Preferred LLC; Advisors Preferred LLC provides a continuous investment program for a Fund’s assets in accordance with its investment objective, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Advisors Preferred LLC bears all costs associated with providing these advisory services. The Trust bears all other expenses that are not assumed by Advisors Preferred LLC as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Advisors Preferred LLC monthly an investment advisory fee at an annual rate of 1.00% based on its average daily net assets for the month.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Advisors Preferred LLC, as sole shareholder of the Funds, in compliance with the 1940 Act. The Advisory Agreement continues in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Advisors Preferred LLC or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60-day written notice either by the Trust or Advisors Preferred.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Advisors Preferred LLC and Hundredfold, Hundredfold, subject to direction by Advisors Preferred LLC and the Board, provides investment advice and portfolio management services to the Funds for a fee payable by Advisors Preferred LLC. An investment team from Hundredfold will manage the Funds’ assets, under the supervision of Advisors Preferred LLC. Under the Subadvisory Agreement, Hundredfold directs, through Advisors Preferred, the allocation of Fund assets among various baskets of securities, created by Hundredfold. Then, Advisors Preferred LLC implements Hundredfold’s investment decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities. For the investment subadvisory services provided to the Funds, Advisors Preferred LLC pays Hundredfold a subadvisory fee equal to 0. 650% of assets under management in each Fund of less than or equal to $150  million, and 0. 80% of assets under management in each Fund in excess of $150 million.  The fee is paid monthly, and is calculated at an annual rate based on the average daily net asset value of each Fund.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Advisors Preferred LLC or Hundredfold, as defined under the 1940 Act) and the shareholders of the Funds, in compliance with the 1940 Act. The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Advisors Preferred LLC, Hundredfold or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds. The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Advisors Preferred LLC or a 90-day written notice by Hundredfold. Under the terms of the Advisory Agreement, Advisors Preferred LLC automatically becomes responsible for the obligations of Hundredfold upon termination of the Subadvisory Agreement.

Under an agreement with the Funds, Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Funds and receive an annualized fee of 0.25 % based on the average daily net assets of the Funds attributable to clients of Spectrum Financial, Inc. who are shareholders of the Funds.

Advisors Preferred shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Hundredfold shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Advisors Preferred or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Advisors Preferred, LLC, Hundredfold and the distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Funds, subject to certain restrictions.

Portfolio Manager

Ralph J. Doudera serves as portfolio manager of the Funds. In addition to the Funds, Mr. Doudera manages the other accounts set forth below. Hundredfold provided the following information regarding the other accounts managed by the Funds’ portfolio manager, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of May 31, 2011.

Total
			Number of	Total Assets
			Accounts	of Accounts
	Total		with	with
	Number of		Performance	Performance
Other Accounts	Accounts	Total Assets	Based Fees	Based Fees
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts(1)	1120	$231,897,354	0	0

(1)	Mr. Doudera is also the founder, CEO and investment manager of Spectrum Financial Inc., a registered investment adviser. Mr. Doudera manages all of the above accounts for Spectrum Financial Inc.

Because the other accounts listed above invest only in mutual funds, Hundredfold and/or Spectrum Financial Inc. have not identified any material conflicts between the Funds and other accounts managed by Mr. Doudera. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. Hundredfold’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Advisors Preferred. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of May 31, 2011, Mr. Doudera is not compensated for his position as portfolio manager to the Funds. All of Mr. Doudera’s services are donated to Hundredfold.

Set forth below are the dollar ranges of securities of the Funds beneficially owned by the portfolio manager as of May 31, 2011.

Dollar Range of Equity Securities in the
Fund	Funds
Select Alternative Fund	$2,822,640
Select Global Fund	$1,018,469
Select Equity Fund	$1,373,342

Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Advisor and responsibility for voting proxies of securities held by the Funds to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  A copy of the Advisor's Proxy Voting Policies is attached hereto as an Appendix.

More information.  Information regarding how the Funds voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at [_______]; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling [___________] and will be sent within three business days of receipt of a request.

Other Service Providers

Fund Administration, Fund Accounting, Transfer Agent

Pursuant to a Fund Services Agreement (the “Services Agreement”), Gemini Fund Services, LLC (“GFS”), 450 Wireless Blvd, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Fund s.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Fund s, GFS provides administrative services to the Fund s, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Fund s. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on May 17, 2011.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund s ; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of each Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

GFS, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund s ; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances between the Funds’ Custodian or Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund s.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Fund s.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For Fund Administration, Fund Accounting, and Transfer Agent services rendered to the Funds by GFS, each Fund pays GFS, during its first year of operations, an annual fee of as follows.

Assets Under Management (calculated on a Fund by Fund basis)	Fee Amount
Up to $100 million	0.045%
$100 million to $250 million	0.040%
$250 million to $500 million	0.035%
$500 million to $1 billion	0.030%
Above $1 billion	To be Negotiated

Custodian

U.S. Bank N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, (the “Custodian”), serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund s.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird LLP, 950 F Street NW, Washington, D.C. 20004 serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

Cohen Audit Services, Ltd., is the independent registered public accounting firm for the Trust.

Distributor

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Ceros Financial Services, Inc. (the “Distributor”), 1445 Research Boulevard, #530, Rockville, MD 20850, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.  The distributor is an affiliate of Advisors Preferred, LLC, the Adviser.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

As noted in the Prospectus, the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Service Class shares (the "Plan") pursuant to which such class of shares of each Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Service Class shares of the Funds may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 1.00% of the average net assets of its Service Class shares as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine.  Such fees shall be based upon the share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Funds.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

DETERMINATION OF NET ASSET VALUE

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of each Fund's shares, by class, is determined by dividing the total value of such Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of such Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of each Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares in a Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Funds) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, such Fund would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Exchanging of Shares

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by the Funds before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

Anti-Money Laundering

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that a Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on their net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Funds.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. Such Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on a Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to such Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Funds will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of a Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, such Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of such Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, such Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject such Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case such Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of such Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by such Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by such Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by such Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of such Fund. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest such Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from such Fund and on redemptions of such Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Capital Loss Carryovers. As of August 31, 2011, the following Funds had capital loss carryovers on a tax basis in the respective amounts, expiring in the indicated taxable years, shown below:

	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	Total
Select Alternative Fund	$0	$0	$0	$0	$0	$0
Select Global Fund	$0	$0	$0	$14,988,713	$1,648,038	$16,636,751
Select Equity Fund	$0	$0	$0	$3,256,865	$0	$3,256,865

Capital Loss Utilized:	8/31/2010
Select Alternative Fund	$3,209,391
Select Equity Fund	1,167,325

To the extent a Fund listed in the preceding table realizes future net capital gains, those gains will be offset by any unused capital loss carryover(s).

Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over by a Fund without limitation (after it uses the capital loss carryovers tabulated above).

FINANCIAL STATEMENTS

The financial statements for the Predecessor Funds for the fiscal year ended August 31, 2010, are hereby incorporated by reference in the Funds’ Annual Report to shareholders dated August 31, 2010. To receive a copy of the Prospectus or Annual or Semi-Annual Reports of the Predecessor Funds to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

Appendix A

Description of Corporate Bond Ratings

A.	Long-Term Ratings
1.

Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)
Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;

•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade
AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade
BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
CC	Default of some kind appears probable.
C	Default is imminent.
RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings
1.	Moody’s Investors Service
aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

C.	Short Term Ratings
1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
2.	Standard and Poor’s
A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note

Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.

Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.
Note

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B

 Proxy Voting Policy

Background :  Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:  The Adviser will vote proxies vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).  The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  ADVISER will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, ADVISER’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which ADVISER votes.  ADVISER will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1.

All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.

The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)

A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b)

The Operations Unit will determine which of the Adviser holds the security to which the proxy relates;

(c)

Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the   general guidelines set forth below.  If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)

If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below.  The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.

As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2

If a conflict is identified and deemed “material” by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3

With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)

Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)

Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.

Copies of these proxy voting policies and procedures, and any amendments thereto;

2.

A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.

A record of each vote that the Adviser casts;

4.

A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.

A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2011

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND

a Series of

Northern Lights Fund Trust II

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Two Oaks Diversified Growth and Income Fund (the “Fund”) dated August 1, 2011. This SAI incorporates by reference the  Annual Report for the fiscal year ended March 31, 2011 of the Montecito Fund, (the “Predecessor Fund”),a series of the Santa Barbara Group of Mutual Funds, Inc.  You may obtain a copy of the Prospectus or the Predecessor Fund’s, Annual or Semi-Annual Report, free of charge, by writing to the Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling 1-800-723-8637.

The current Prospectus for the Fund is incorporated herein by reference for all purposes, and all defined terms in the Prospectus have the same meanings and are used in this SAI for the same purposes.

About the Funds	3
Investment Policies	3
Investment Restrictions	13
Disclosure of Portfolio Holdings	15
Fund Manager	16
Operating Services Agreement	18
Directors and Officers	19
Compensation of Directors	22
Control Persons and Principal Holders of the Fund	24
Proxy Voting Policies and Procedures	24
Purchasing and Redeeming Shares	25
Tax Information	25
Custodian	27
Custody Administrator	27
Transfer Agent	27
Administration	28
Compliance Services	28
Portfolio Managers	28
Brokerage Allocation and Portfolio Transactions	30
Distributor	31
Independent Registered Public Accounting Firm	31
Distribution Plans	31
Financial Statements	33
Appendix A	34

ABOUT THE FUND

The Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II, (the “Trust”),a Delaware statutory trust organized on August 26, 2010. The Fund was organized on ____, 2011 to acquire all the assets of the Montecito Fund (the “Predecessor Fund”), a series of The Santa Barbara Group of Mutual Funds, Inc.   (the “Predecessor Company”), a Maryland corporation, in a tax-free reorganization, effective August 1, 2011 (the “Reorganization”).

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").  The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust.  The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers two classes of shares:  Class A shares and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Two Oaks Investment Management, LLC  ( the “Fund Manager”) serves as the advisor to the Fund.

INVESTMENT POLICIES

The Fund’s investment objective and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus.  This section provides additional information concerning the Fund’s investments and its investment restrictions.

The Fund is a diversified fund, meaning that as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss.

The  Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.  Securities guaranteed by the U.S. government include:

(i) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (ii) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities).  With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

For more detailed information regarding the characteristics of securities issued by U.S. government agencies and instrumentalities, please read the section of this SAI entitled MORTGAGE-BACKED SECURITIES.

COMMERCIAL PAPER

The Fund may invest in commercial paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The Funds may invest in commercial paper, which, at the date of investment, is rated A-1 or higher by Standard & Poor’s Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

The  Fund may invest up to 45% of the value of their respective total assets in securities of foreign issuers represented by American Depositary Receipts listed on a U.S. domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange.  Income and gains on such securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less volume than larger U.S. exchanges and markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

The Fund is authorized to borrow money from a bank in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests.  The Fund will not engage in the purchase of portfolio securities while borrowings exceed 5% of its total assets.  Fund borrowings may be unsecured.  The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the Fund's asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund.  Money borrowed will be subject to interest costs, which may or may not be recovered by an appreciation of the securities purchased.  The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Fund may, in connection with permissible borrowing, pledge securities owned by the Fund as collateral.

EXCHANGE TRADED FUNDS

The Fund may invest in a range of exchange-traded funds ("ETFs").  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund Manager believes it is in the Fund's interest to do so.  The Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

INVESTMENT COMPANY SECURITIES

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, a Fund may only invest up to 5% of its total assets in the securities of any one investment company (the “5% Limitation”), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “10% Limitation”).

However, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.  In addition, the Fund may rely on Rule 12d1-1, which allows a Fund to invest in money market funds without limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds, or the Fund's adviser waives its advisory fees in an amount necessary to offset any sales charge or service fee.

EQUITY SECURITIES

The Fund will invest in equity securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Common stocks generally have voting rights.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Warrants may be either perpetual or of limited duration but usually do not have voting rights, pay dividends or have rights with respect to the assets of the corporation issuing them.  Rights are similar to warrants, but normally have shorter durations and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock, within a particular period of time, at a specified price or formula.  A convertible security generally entitles a holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund Manager.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in a Fund’s portfolio may not increase as much as the market as a whole, and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

CORPORATE DEBT SECURITIES

The Fund may invest in corporate debt securities.  Corporate debt securities are bonds, non-convertible preferred stock that have fixed dividends and give the issuer the right to redeem the stock at a specified date and price, and notes issued by businesses in order to finance credit needs.  Corporate debt securities also include commercial paper.

Corporate debt securities also include zero coupon securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  These securities involve risks that are similar to those of other debt securities, although they may be more volatile, and the values of certain zero coupon securities move in the same direction as interest rates.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

The Fund will invest only in investment grade debt securities.  The Fund Manager considers corporate debt securities to be of investment grade quality if they are rated in the investment grade categories by S&P or Moody’s Investors Services, Inc. ("Moody’s"), or if unrated, are determined by the Fund Manager to be of comparable quality.

REPURCHASE AGREEMENTS

The Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transactions entered into by the Fund requires full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund Manager to be creditworthy.  The Fund Manager monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, including fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

ILLIQUID AND 144A SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Manager may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Manager will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Manager will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Manager determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Manager to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

MORTGAGE-BACKED SECURITIES

The Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by U.S. governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.    The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans issued by the U.S. government or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (“Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Each Fannie Mae Certificate entitles its registered holder to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act (the "FHLB Act").  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the FHLB Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the FHLB Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

STRIPS

The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities).  The Federal Reserve creates STRIPS by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Montecito Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•

limited financial resources;

•

infrequent or limited trading; and

•

more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  The Fund may not:

1.

make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2.

invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.

borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.

make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities;

5.

underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6.

purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein); or

7.

invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not:

1.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management;

2.

invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable; or

3.

mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

TRUSTEES AND OFFICERS

The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”).  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure.   The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, ( the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.    Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.   The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight.   The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.    Mr. Nielsen has over 10 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.  Charles Hobson Dry, a business consultant with over thirty years experience specializing in Native American Tribal business/economic and casino development and over fifty years engineering experience with NASA, received a Bachelor of Science degree from Murray State College and advanced degrees from UCLA, Los Angeles, and the University of Houston.   Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/ Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of LF Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established four standing committees – the Audit Committee, the Compensation Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.    Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above.    The Board of Trustees reviews its leadership structure regularly.    The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually.    The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust ; the variety of asset classes that those funds reflect; the net assets of the Trust ; the committee structure of the Trust ; and the independent distribution arrangements of each of the Trust’s underlying funds.    For these reasons, the Board of Trustees believes that it’s leadership structure is appropriate.

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s underlying funds.  The Trust’s Audit Committee assists with this oversight function.    The Board of Trustees’ oversight extends to the Trust’s risk management processes.    Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Investment advisers managing the Trust’s underlying funds report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s underlying funds.    These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s underlying funds.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings.    In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.    The CCO, together with the Trust’ s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its underlying funds during Board of Trustee meetings.    The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.    Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustees and Officers.  The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.   Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Charles Hobson Dry Age: 72	Trustee since May 2011	Founder and President, Government Procurement Solutions, LLC (government consulting firm), Native Gaming Solutions, LLC (gaming consulting firm), American Gateway, LLC (transportation development and consulting company), Native American Personnel Services, LLC (staffing firm), Oklahoma BioFuels, Inc.	5	Board of Aviation at the University of Oklahoma.
Anthony H. Lewis Age: 64	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	5	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (magnet manufacturer)
Keith Rhoades Age: 63	Trustee Since May 2011	Director and then Senior Director, General Ledger/ Financial Research, Union Pacific Railroad (from 1988 to 2008 ). Retired since 2008.	5
Randy Skalla Age: 49	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	5	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen**** Age: 38	Trustee Since May 2011

Assistant Secretary to Northern Lights Fund Trust since 2011; Director and Secretary of Constellation Trust Company since 2004; Assistant Secretary of Gemcom, LLC (financial printer) since 2004; Assistant Secretary and Manager of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Assistant Secretary of Gemini Fund Services, LLC ( since 2003 ) ; General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor ) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (RIA services company) (transportation development and consulting company) since 2001.

5
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since May 2011

President and Manager, Gemini Fund Services, LLC since 2006, formerly Senior Vice President and Director of Administration from 2001 to 2005; formerly Manager, Northern Lights Compliance Services, LLC from 2006 to 2008; Manager since 2006 and President since 2004, GemCom LLC.

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since May 2011

Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC from 2001 to 2004.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since May 2011

Director of Fund Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC from 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC 2001- 2004.

			N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer Since May 2011	Vice President from 2004 to Present ; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since May 2011	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, from 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since May 2011	Manager of Fund Administration, Gemini Fund Services, LLC since 2008; Senior Fund Administrator, Gemini Fund Services, LLC from 2005 to 2008.	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since May 2011

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC since 2010, Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

			N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Chief Compliance Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC since 2003; In-house Counsel, The Dreyfus Funds from 1999 to 2003.

			N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

**** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, ( the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Board Committees

Audit Committee.  The Trust has an Audit Committee, which is comprised of the independent members of the Board of Trustees.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least   four times annually.

Nominating Committee.  The Trust has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  The Nominating Committee generally will not consider shareholder nominees.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of Kevin Wolf, Emile Molineaux and Andrew Rogers.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan.  Because the Trust only recently commenced operations, none of the Trustees received a fee for the Predecessor Fund’s fiscal year ended March 31, 2011.

Name	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
Charles Hobson Dry	$0	None	None	$0
Anthony Lewis	$0	None	None	$0
Keith Rhoades	$0	None	None	$0
Randy Skalla	$0	None	None	$0
Brian Nielsen*	None	None	None	None

_______________

*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees will be allocated equally to each Fund in the Trust.

***The term “Fund Complex” refers to the Northern Lights Fund Trust II.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and other series of the Trust as of July 29, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles Hobson Dry	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randy Skalla	None	None
Brian Nielsen*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds' Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

MANAGEMENT OWNERSHIP

As of the date of this SAI, the Trustees and officers, as a group, did not own any shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.

As of July 29, 2011, the following persons owned, beneficially or of record, 5% or more of a class of shares of the Fund. [table to be updated]

Name of Shareholder	Share Class Owned	% Of Share Class Owned	% Of Total Fund Shares Owned

Crowell, Weedon & co 624 S. Grand Avenue, Suite 2510 Los Angeles, CA 90017	Two Oaks Diversified Growth and Income Fund –%		%

John F. Wilson One Wilshire Building 624 S. Grand Avenue Los Angeles, CA 90017	Two Oaks Diversified Growth and Income Fund –%		%

FUND MANAGER

Two Oaks Investment Management, LLC  (the “Fund Manager”) is organized under the laws of the State of California as a limited liability company, and is registered as an investment adviser with the U. S. Securities and Exchange Commission.  The Fund Manager manages the general business affairs and the investment operations of the Fund pursuant to an investment advisory agreement with the Trust dated May 17, 2011 (the “Advisor Agreement”).

The Advisor Agreement

The Fund Manager has only recently been engaged to manage the Fund and has not been paid any advisory fees as of the date of this Statement of Additional Information. However, under the Advisor Agreement, the Fund Manager is paid a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets.

Under the terms of the Advisor Agreement, the Fund Manager will provide or arrange to be provided to the Fund such investment advice as the Fund Manager deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The responsibility for making decisions to buy, sell or hold a particular security for the Fund rests with the Fund Manager, subject to review by the Board of Trustees. Blake T. Todd and Jarrett Perez are co-portfolio managers  responsible for the day-to-day management of the Fund.

The Advisor Agreement provides that the Fund Manager will not be liable for any damages, expenses or losses incurred by the Fund in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Agreement or any other matter to which the Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Fund Manager’s duties under the Agreement, or by reason of reckless disregard by any of such persons of the Fund Manager’s obligations and duties under the Agreement.

The Advisor Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisor Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty by, (i) the Board of Trustees, (ii) a vote of the majority of the outstanding voting securities of the Fund, or (iii) the Fund Manager.

The Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreement provides that the Fund Manager may delegate responsibility for the management of a Fund to a sub-advisor.

PORTFOLIO MANAGERS

Blake T. Todd shares responsibility for the day-to-day management of the Predecessor Fund and Fund as Co-Portfolio Manager and has been responsible for the day-to-day management of the Fund since November 1, 2005. Jarrett Perez shares responsibility for the day-to-day management of the Predecessor Fund and Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Fund since 2006.

As of March 31, 2011, Mr. Todd and Mr. Perez were responsible for the management of the following types of accounts in addition to the Predecessor Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Blake T. Todd
Registered Investment Companies	None	N/A	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	45	$24,500,000	N/A	N/A
Jarrett Perez
Registered Investment Companies	None	N/A	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	45	$24,500,000	N/A	N/A

Conflicts of Interest

As indicated in the tables above, a portfolio manager employed by the Fund Manager may manage numerous accounts for multiple clients for which the Fund Manager also serves as the investment manager. These accounts consist of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Managers employed by the Fund Manager make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

In the event that a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. The only material conflict of interest identified by the Fund Manager involves the execution of portfolio trades for clients.  The Fund Manager uses systems for executing trades that are reasonably designed to provide fair treatment for each of its accounts.

In addition, the portfolio manager is also a registered representative of the brokerage firm Crowell Weedon & Co. and makes investment recommendations to his brokerage clients, including recommendations for the purchase and sale of mutual funds.  This may create potential conflicts of interests that may cause the portfolio manager to recommend to his brokerage clients purchases of shares of his managed Fund since each portfolio manager is compensated by the Fund Manager based on a percentage of his managed Fund's assets.  This may also create potential conflict of interests if the portfolio manager selects a security for purchase by his managed Fund and simultaneously recommends that the same security be sold by his brokerage client, due to different investment goals between the managed Fund and the brokerage client.   If any potential conflicts of interest arise between the managed Fund and the managed brokerage accounts, the portfolio managers will proceed in a manner that ensures that their managed Fund will not be materially treated less favorably.

Compensation

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of the date of this Statement of Additional Information:

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Blake T. Todd	Over $100,000
Jarrett Perez

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Fund Manager is responsible for investment decisions and for the execution of the Fund’s portfolio transactions.  The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities.  In executing such transactions, the Fund Manger seeks to obtain the best price and execution for its transactions.  While the Fund Manager generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the Fund Manager may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Fund Manager.  Information so received will be in addition to and not in lieu of the services required to be performed by the Fund Manager under its Advisor Agreement and the expenses of the Fund Manager will not necessarily be reduced as a result of the receipt of such supplemental information.  Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and the Fund Manager, the Fund Manager has advised that such information is, in its opinion, only supplementary to the Fund Manager’s own research activities and the information must still be analyzed, weighed and reviewed by the Fund Manager.

The Fund will not purchase securities from, or sell securities to, the Fund Manager or its affiliates.  The Fund Manager may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the Fund Manager may place portfolio transactions with brokers or dealers that promote or sell the applicable Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Fund’s annual portfolio turnover rate may exceed 100%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less.  The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Fund Manager.  Personnel of the Fund Manager, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Fund Manager to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Fund Manager personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund ; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

The Bank of New York Mellon.  The Bank of New York Mellon is custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen Fund Audit Services, Ltd.  Cohen Fund Audit Services, Ltd. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Fund; therefore, its personnel have access to the Fund's portfolio holdings in connection with review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Fund Manager or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the investment adviser to the Fund and the Fund’s principal underwriter has each adopted a Code of Ethics that governs certain personal investment activities of a person having access to investment information of the Fund.  The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which the Fund invests.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser's Proxy Voting Policies is attached hereto as an Appendix.

The Fund Manager's proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

More information. The actual voting records of the Predecessor Fund relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-723-8637 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASING AND REDEEMING SHARES

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX INFORMATION

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

CUSTODIAN

The Bank of New York Mellon, (“BNYM”), One Wall Street, New York, NY 10286, acts as custodian for the Fund.  As such, BNYM holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  BNYM does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

CUSTODY ADMINISTRATOR

Under the Custody Agreement with BNYM, Gemini Fund Services, LLC ("GFS" or the “Administrator”), serves as custody administrator on behalf of the Fund, and performs certain tasks on behalf of BNYM, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

FUND ADMINISTRATION

GFS also acts as Administrator to the Fund pursuant to a written agreement with the Fund Manager, on behalf of the Fund.  GFS supervises all administrative aspects of the operations of the Fund except those performed by the Fund Manager.  As Administrator, GFS is responsible for facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For services rendered as administrator, GFS receives a fund administration fee equal to the greater of $40,000 minimum or 0.08% on net assets of $100 million to $250 million, 0.06% on net assets greater than $250 million, 0.04% on net assets of $500 million to $1 billion, 0.03% on net assets of $1 billion to $3 billion and 0.02% on net assets over $3 billion.   The Fund also pays the Administrator for any out-of-pocket expenses.

FUND ACCOUNTING

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For services rendered to the Fund pursuant to the Fund Services Agreement, the Fund will pay GFS a fund accounting fee equal to the greater of $24,000 per fund portfolio, plus; $6,000 for each additional share class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.  The Fund also pays GFS for any out-of-pocket expenses.

COMPLIANCE SERVICES

Pursuant to a Compliance Service Agreement with the Trust, Northern Lights Compliance Services, LLC, ("NLCS”) an affiliate of GFS, provides a Chief Compliance Officer to the Trust.  Under the terms of the Agreement, NLCS is paid an annual fee by the Fund Manager, and is reimbursed for out-of-pocket expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. serves as the Fund’s independent registered public accounting firm and audited the Predecessor Fund’s financial statements for the fiscal year ended on March 31, 2011.

LEGAL COUNSEL

Alston & Bird, LLP, 950 F St. NW, Washington, DC 20004 serves as counsel to the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137 will serve as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

 The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record.   The Distributor retains the contingent deferred sales charge on redemptions of Class C shares of the Fund that are subject to a contingent deferred sales charge.

DISTRIBUTION PLANS

The Fund has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares (the "Class A Plan") and Class C Shares (the “Class C Plan”) pursuant to which Class A and Class C shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Class A Plan, Class A shares of the Fund may pay an account maintenance fee at an annual rate of 0.25% of the average net assets of Class A Shares as compensation for the Distributor providing account maintenance services to shareholders.  Under the Class C Plan, Class C shares of the Fund may pay an account maintenance fee at an annual rate of 1.00% of the average net assets of Class C Shares as compensation for the Distributor providing account maintenance services to shareholders.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Class A and Class C Plans authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the respective Class A or Class C Plan.

Pursuant to the Plans, the Fund Manager or Distributor is entitled to a fee each month for expenses incurred in the distribution and promotion of the applicable Fund’s shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter.  Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager or Distributor without any additional payments by the Fund.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager or Distributor for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

To the extent that the Fund, the Fund Manager, other parties on behalf of the Fund, or the Distributor make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments will be deemed to be made pursuant to the Plans.  In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Plans has been approved by the Board, including all of the Trustees who are non-interested persons as defined in the 1940 Act.  The Plans must be renewed annually by the Board, including a majority of the Trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Trustees be done by the non-interested Trustees.  The Plan may be terminated at any time, without any penalty: (i) by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the operation of the Plan; or (ii) by vote of a majority of the outstanding shares of the Fund., The Distributor or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager and the Distributor are required to report in writing to the Board of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

FINANCIAL STATEMENTS

The financial statements of the Predecessor Fund for the year ended March 31, 2011 and the independent registered public accountant’s report dated May 27, 2011 are incorporated herein by reference to the Predecessor Fund’s Annual Report.  These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. The Fund will provide the Predecessor Fund’s Annual Report without charge upon request in writing or by telephone.

APPENDIX A

Two Oaks Investment Management, LLC

Proxy Voting

Policy

Two Oaks Investment Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Jarrett Perez has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Two Oaks Investment Management, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•

 All employees will forward any proxy materials received on behalf of clients to Jarrett Perez;

•

Jarrett Perez will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflicts, Jarrett Perez will determine how Two Oaks Investment management, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•

  Two Oaks Investment Management, LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Two Oaks Investment management, LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

Jarrett Perez will also send a copy of this summary to all existing clients who have previously received Two Oaks Investment Management, LLC's Disclosure Document; or Jarrett Perez may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Jarrett Perez.

•

In response to any request, Jarrett Perez will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Two Oaks Investment Management, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•

In the absence of specific voting guidelines from the client, Two Oaks Investment Management, LLC will vote proxies in the best interests of each particular client. Two Oaks Investment Management, LLC policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Two Oaks investment Management, LLC voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

Two Oaks Investment Management, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•

Two Oaks Investment Management, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•

In reviewing proposals, Two Oaks investment Management, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•

Two Oaks Investment Management, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Two Oaks Investment Management, LLC with the issuer of each security to determine if Two Oaks Investment Management, LLC or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, Jarrett Perez will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•

Two Oaks Investment Management, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Jarrett Perez shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•

These policies and procedures and any amendments;

•

Each proxy statement that Two Oaks Investment Management, LLC receives;

•

A record of each vote that Two Oaks Investment Management, LLC  casts;

•

Any document Two Oaks Investment Management, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Jarrett Perez or proxy committee, if applicable.

•

A copy of each written request from a client for information on how Two Oaks Investment Management, LLC voted such client’s proxies, and a copy of any written response.

Northern Lights Fund Trust II

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated August 26, 2010. [1]
(a)(2)	Certificate of Trust as filed with the State of Delaware on August 26, 2010. [1]
(b)	By-Laws, effective as of August 26, 2010. [1]
(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, with respect to the Alternative Strategies Mutual Fund to be filed by subsequent amendment.
(d)(2)	Investment Advisory Agreement between the Registrant, with respect to Two Oaks Diversified Growth and Income Fund to be filed by subsequent amendment.
(d)(3)

Investment Advisory Agreement between the Registrant, with respect to the  Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund to be filed by subsequent amendment.

(e)(1)	Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, to be filed by subsequent amendment.
(f)	Bonus or Profit Sharing Contracts - Not Applicable
(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon, to be filed by subsequent amendment.
(g)(2)	Custody Agreement between the Registrant and US Bank, N.A., to be filed by subsequent amendment.
(h)(1)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, to be filed by subsequent amendment.
(h)(2)	Expense Limitation Agreement between the Registrant, with respect to the Alternative Strategies Mutual Fund to be filed by subsequent amendment
(h)(3)	Consulting Agreement with Northern Lights Compliance Services, LLC to be filed by subsequent amendment.
(h)(4)	Expense Limitation Agreement between the Registrant, with respect to Two Oaks Diversified Growth and Income Fund to be filed by subsequent amendment.
(i)(1)	Opinion of Alston & Bird LLP to be filed by subsequent amendment.
(i)(2)	Consent of Alston & Bird LLP is filed herewith.
(j)(1)	Consent of Cohen Fund Audit Services Ltd. to be filed by subsequent amendment.
(j)(2)	Powers of Attorney, filed herewith.
(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)	Rule 12b-1 Plan of Alternative Strategies Mutual Fund to be filed by subsequent amendment.
(m)(2)	Rule 12b-1 Plan of Two Oaks Diversified Growth and Income Fund to be filed by subsequent amendment.
(m)(3)	Rule 12b-1 Plan of Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund to be filed by subsequent amendment.
(n)	Rule 18f-3 Plan[2]
(p)(1)	Code of Ethics of Northern Lights Distributors, LLC, to be filed by subsequent amendment.
(p)(2)	Code of Ethics of Ascentia Capital Partners, LLC to be filed by subsequent amendment.
(p)(3)	Code of Ethics of Two Oaks Investment Management, LLC to be filed by subsequent amendment.
(p)(4)	Code of Ethics of Advisors Preferred LLC to be filed by subsequent amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

1 Previously filed on June 15, 2011 in the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

2 Previously filed on June 14, 2011 in the Registrant's Proxy/Registration Statement on Form N-14, and hereby incorporated by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 31 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Ascentia Capital Partners, LLC, the Adviser to Alternative Strategies Mutual Fund -- File No. 801-65018

Advisors Preferred LLC, the Adviser to  Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund-- File No. 801-72430

Two Oaks Investment Management, LLC., the Adviser to the Two Oaks Diversified Growth and Income Fund -- File No. 801-72390

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust II.  NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Epiphany Funds, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Variable Trust, and Northern Lights Fund Trust, Roge Partners Funds and The Saratoga Advantage Trust.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BNYM”), located at One Wall Street, New York, New York 10286, provides custodian services to the Two Oaks Diversified Income Fund pursuant to a Custody Agreement between BNYM and the Trust.

US Bank, National Association, 1555 North River Center Drive, Milwaukee, Wisconsin 53212, provides custodian services to the Alternative Strategies Mutual Fund and Hundredfold Select Alternative Fund, Hundredfold Select Global Fund, and  Hundredfold Select Equity Fund pursuant to a Custody Agreement between US Bank and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter for all series of Northern Lights Fund Trust II, except Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund . NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Ascentia Capital Partners, LLC, located at 5485 Kietzke Lane, Reno, NV 89511, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Alternative Strategies Mutual Fund.

Advisors Preferred LLC, located at 1445 Research Blvd, Suite 530, Rockville, MD 20850, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Hundredfold Select Alternative Fund, Hundredfold Select Global Fund and Hundredfold Select Equity Fund.

Two Oaks Investment Management, LLC, located at 7110 North Fresno Street, Suite 450, Fresno CA, 93720 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Two Oaks Diversified Growth and Income Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS.

See Item 30 above, second paragraph.

The Registrant undertakes to file an amendment to the registration statement with certified financial statements slowing the initial capital received before accepting subscriptions from more than 25 persons if the Trust intends to raise its initial capital under section 14(a)(3).

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Hauppauge, State of New York on the 1 6 th day of June, 2011.

                                                                NORTHERN LIGHTS FUND TRUST II

                                      (Registrant)

____________________

By: Andrew Rogers*

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities on June 1 6 , 2011.

Brian Nielsen*	Trustee & Chairman	June 16, 2011
Charles Hobson Dry*	Trustee	June 16, 2011
Anthony Lewis*	Trustee	June 16, 2011
Keith Rhoades*	Trustee	June 16, 2011
Randy Skalla*	Trustee	June 16, 2011
Andrew Rogers*	President and Principal Executive Officer	June 16, 2011
Kevin Wolf*	Treasurer and Principal Accounting Officer	June 16, 2011

*By: /s/ James Ash

James Ash

Attorney-in-Fact - Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Alston & Bird LLP	99.28. (i)(2)